UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NORTHRIM BANCORP, INC.

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3111 C Street
Anchorage, AK 99503

March 26, 2010

Dear Shareholder:

I am pleased to invite you to attend the Northrim BanCorp, Inc. Annual Shareholders’ Meeting where you will have the opportunity to hear about our 2009 operations and our plans for 2010. The meeting will be on Thursday, May 20, 2010, at 9 A.M., at the Hilton Anchorage Hotel — 500 West Third Avenue in Anchorage, Alaska. I hope to see you there.

You will find additional information concerning Northrim and our operations in the enclosed 2009 Report to Shareholders and Annual Report — 10-K, which includes our audited financial statements for the year ended December 31, 2009.

Whether or not you plan to attend the Annual Meeting, please sign and return your proxy card, which is included with this document, as soon as possible. Your opinion and your vote are very important to us. If you choose to attend the Annual Meeting, voting by proxy will not prevent you from voting in person; however, if you are unable to attend, voting by proxy will ensure that your vote is counted.

Thank you for your continued support of Northrim BanCorp, Inc. If you have any questions, please feel free to contact me at (907) 562-0062.

Sincerely,

Marc Langland
Chairman, President and CEO

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING
To Be Held on May 20, 2010

Notice is hereby given that Northrim BanCorp, Inc. (the “Company”) will hold its 2010 Annual Shareholders’ Meeting (“the Annual Meeting”) at the Hilton Anchorage Hotel, 500 West Third Avenue, Anchorage, Alaska, at 9 A.M., on Thursday, May 20, 2010 for the following purposes, as more fully described in the accompanying proxy statement:

1. ELECTION OF DIRECTORS. To elect 10 directors for a term ending at the 2011 Annual Shareholders’ Meeting or such other date as their successors may be elected and qualified.

2. APPROVAL OF STOCK INCENTIVE PLAN. To approve the Northrim BanCorp, Inc. 2010 Stock Incentive Plan.

3. RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the selection of Moss Adams LLP as the Company’s registered public accountants for fiscal year ending December 31, 2010.

4. OTHER BUSINESS. To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Shareholders owning Northrim BanCorp shares at the close of business on March 22, 2010 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of that meeting.

Your Board of Directors unanimously recommends that shareholders vote “FOR” the slate of nominees to the Board of Directors proposed by the Board, vote “FOR” approval of the Company’s 2010 Stock Incentive Plan and vote “FOR” the ratification of Moss Adams LLP as the Company’s independent certified accountant for the fiscal year 2010.

By order of the Board of Directors,

Mary A. Finkle
Corporate Secretary

March 26, 2010

Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed form of proxy and mail it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. Your vote is important to us. If you attend the Annual Meeting, you may vote your shares in person if you wish to do so even if you have previously sent in your proxy.

i

NORTHRIM BANCORP, INC.
3111 C Street
Anchorage, Alaska 99503

PROXY STATEMENT

The Board of Directors (the “Board”) is soliciting proxies for this year’s Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

The Board set March 22, 2010, as the record date for the Annual Meeting. Shareholders who owned the Company’s common stock on that date are entitled to vote at the Annual Meeting, with each share entitled to one vote. There were 6,385,178 shares of Company stock outstanding on the record date.

Voting materials, which include this proxy statement dated March 26, 2010 a proxy card, and the 2009 Report to Shareholders and the Company’s Annual Report on Form 10-K, are first being mailed to shareholders on or about March 26, 2010.

INTERNET AVAILABILITY OF PROXY MATERIALS
*****IMPORTANT NOTICE*****
Regarding the Availability of Proxy Materials for the Annual Shareholders’ Meeting
To be Held on May 20, 2010
The Proxy Statement and Annual Report to Shareholders are available at
www.proxyvote.com

ABOUT THE MEETING

Why am I receiving this proxy statement and proxy card?

You are receiving this proxy statement and proxy card because you own shares of the Company’s common stock. This proxy statement describes matters on which we would like you to vote.

When you sign the proxy card, you appoint the persons named in the proxy, R. Marc Langland and Christopher N. Knudson, as your representatives at the Annual Meeting, and those persons will vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted even if you cannot attend the Annual Meeting.

Who is soliciting my proxy, and who is paying the cost of solicitation?

The enclosed proxy is solicited by and on behalf of the Board, and the Company will bear the costs of solicitation. The Company has retained Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902 (“Morrow”), a proxy solicitation firm, to encourage votes in favor of the directors’ recommendations, including approval of the election of the slate of nominees, approval of the 2010 Stock Incentive Plan and the ratification of the selection of the Company’s independent public accountant for fiscal year 2010. The Company expects to pay Morrow $6,000 and reimburse it for certain expenses in connection with the solicitation of proxies. Certain directors, officers, and employees of the Company and/or its subsidiary, Northrim Bank (the “Bank”), may solicit proxies by telephone, facsimile, and personal contact.

The Company does not expect to pay any compensation to employees, officers, or directors for soliciting proxies, but will reimburse brokers, nominees, and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners of the Company’s common stock.

What am I voting on, and what vote is required for approval?

At the Annual Meeting, you will be asked to vote on the election of 10 directors to serve on the Board until the 2011 Annual Shareholders’ Meeting or until their successors have been elected and have qualified, to vote on the approval of the Company’s 2010 Stock Incentive Plan and to vote on the ratification of the selection of Moss Adams

LLP as the Company’s independent auditor for 2010. The election of directors (“Proposal 1”) and the ratification of the selected independent auditor (“Proposal 3”) will require the affirmative vote of a majority of the shareholders present in person or represented by duly executed proxy at the Annual Meeting. The approval of the Company’s 2010 Stock Incentive Plan (“Proposal 2”) will also require the affirmative vote of a majority of the shareholders present in person or represented by duly executed proxy at the Annual Meeting.

Who is entitled to vote?

Only shareholders who owned the Company’s common stock as of the close of business on the record date, March 22, 2010, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting.

How do I vote, and how are the votes counted?

You may vote your shares either in person at the Annual Meeting or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the prepaid envelope provided. If your shares are registered in your own name and you attend the Annual Meeting, you may deliver your completed proxy card in person. “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or other nominee, who wish to vote at the Annual Meeting will need to obtain a proxy from the institution that holds their shares.

With regard to the election of directors, you may cast your vote in favor of some or all of the nominees or you may withhold your vote as to some or all of the nominees. Each shareholder will be entitled to one vote for each share of common stock held of record by the shareholder on the record date, March 22, 2010. Directors will be elected if the number of votes cast in favor of the director exceeds the number of votes cast against the director. Accordingly, votes withheld generally will have no effect on the outcome of the election. You may also abstain from voting on any proposals other than the election of directors. An abstention will have no impact on the election of directors.

In voting for the Northrim BanCorp, Inc. 2010 Stock Incentive Plan, you may vote in favor of or against the proposal or you may abstain from voting. Each shareholder will be entitled to one vote for each share of common stock held of record by the shareholder on the record date, March 22, 2010. The affirmative vote of a majority of the shareholders present in person or shares represented and entitled to vote at the Annual Meeting is required for the approval of Proposal 2. Abstentions will have the effect of a vote “AGAINST” Proposal 2. Banks and brokers will not be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposal 2.

If shares are held in “street name,” that is, through a broker or nominee, the broker or nominee is permitted to exercise voting discretion under certain circumstances. At this meeting, as a result of recent rule changes affecting voting at both New York Stock Exchange and NASDAQ-listed companies, if the broker or nominee is not given specific voting instructions, the shares may not be voted on the election of directors by the broker or nominee in their own discretion. However, if your shares are held in street name and neither you nor your broker votes them, the votes will be “broker non-votes,” which will have the effect of excluding your vote from the tallies. If your shares are held in your own name and you do not vote your shares, your shares will not be voted.

Under certain circumstances, including voting for Company’s 2010 Stock Incentive Plan, banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker, which are referred to as a “broker non-vote.” In these cases, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining whether a quorum is present. Abstentions will have the effect of a vote “AGAINST” Proposal 2. Broker non-votes will be included as votes cast with respect to Proposal 2. We expect that banks and brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposal 3 to ratify the Company’s selected independent public accountant, but abstentions will have the effect of a vote “AGAINST” the proposal. If your shares are held in your own name and you do not vote your shares, your shares will not be voted.

On each matter before the Annual Meeting, including the election of directors, shareholders are entitled to one vote for each share of common stock they held at the record date, March 22, 2010. Shareholders may not cumulate their votes for the election of directors.

Can I change my vote after I return my proxy card?

Yes. If the enclosed proxy is duly executed and received in time for the Annual Meeting, the persons named in the proxy will vote the shares represented by the proxy “FOR” the 10 nominees listed in the proxy statement, “FOR” the approval of the 2010 Stock Incentive Plan and “FOR” the ratification of the Company’s selected independent auditor. If you grant a proxy, you may revoke it at any time before its exercise by written notice to the Company to the attention of Mary A. Finkle, Corporate Secretary, by submitting a proxy with a subsequent date, or by announcing your revocation to the secretary at the Annual Meeting prior to the taking of a shareholder vote. The shares represented by properly executed proxies that are not revoked will be voted in accordance with the specifications in such proxies.

Can I vote on other matters or submit a proposal to be considered at the Annual Meeting?

The Company has not received timely notice of any shareholder proposals to be considered at the Annual Meeting, and shareholders may submit matters for a vote only in accordance with the Company’s bylaws. The Board does not presently know of any other matters to be brought before the Annual Meeting.

For shareholders seeking to include proposals in the proxy materials for the 2011 Annual Meeting, the proposing shareholder or shareholders must comply with all applicable regulations, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the proposals must be received by the Secretary of the Company on or before November 26, 2010.

How many votes are needed to hold the Annual Meeting?

A majority of the Company’s outstanding shares as of the record date (a quorum) must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. Shares are counted as present at the Annual Meeting if a shareholder is present and votes in person at the Annual Meeting or has properly submitted a proxy card. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. As of the record date for the Annual Meeting, 6,385,178 shares of the Company’s common stock were outstanding and eligible to vote.

Where and when will I be able to find the results of the voting?

The results of the voting will be announced at the Annual Meeting. Final results will be disclosed in the Company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days of the event.

How do I communicate with Directors?

The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send communications to the Board or any of the directors at: c/o Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street, Anchorage, Alaska 99503. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

PROPOSAL 1: ELECTION OF DIRECTORS

General

How many directors are nominated?

The Company’s Articles of Incorporation provide that the Board will consist of not less than five nor more than 25 directors. Currently, the Board consists of 10 directors, and the Board has set the number of directors to be elected at the Annual Meeting at 10 directors. Directors are elected for a one-year term and serve until their successors have been elected and qualified.

Who are the nominees?

The Board has nominated the individuals listed on the following pages for election as directors for a one-year term expiring at the 2011 Annual Shareholders’ Meeting or until their successors have been elected and qualified. If any nominee refuses or becomes unable to serve as a director before the Annual Meeting, the directors will select a replacement nominee, and your proxies will be voted for that replacement nominee. The Board presently has no knowledge that any nominee will refuse or be unable to serve.

It is the Company’s policy to encourage the director nominees up for election at the Annual Meeting attend the Annual Meeting. All directors up for election at the 2009 Annual Shareholders’ Meeting attended the 2009 Annual Shareholders’ Meeting with the exception of one, who could not be present due to an unavoidable conflict in his schedule.

INFORMATION ABOUT THE NOMINEES

The following table provides certain information about the nominees for director, including age, principal occupation during the past five years, and year first elected a director of Northrim Bank (the “Bank”) or the Company. All of the nominees are presently directors of the Bank and the Company. All of the nominees with the exception of Messrs. Langland and Knudson are deemed to be independent within the meaning of currently applicable rules of the Securities and Exchange Commission, and the Nasdaq Global Select Market listing requirements.

Name/Age	Occupation of Nominee During Past Five Years	Director Since

R. Marc Langland, 68	Co-founder and President of the Bank (1990-1997); Chairman, President and CEO of the Bank (1998-2001); Chairman, President, and CEO of the Company and the Bank from 2001-2009; Chairman, President and CEO of the Company and Chairman and CEO of the Bank since 2009; Director, Alaska Air Group since 1991; Director, Usibelli Coal Mine, Inc. since 1983	1990

Larry S. Cash, 58	President and CEO, RIM Architects, LLC (Alaska, California, Guam and Hawaii) since 1986;	1995

Mark G. Copeland, 67	Since June 1999, owner and sole member of Strategic Analysis LLC, a management consulting firm; Member, Copeland, Landye, Bennett and Wolf, LLP (law firm) for 30 years prior to that time	1990

Ronald A. Davis, 77	CEO and Administrator, Tanana Valley Clinic until his retirement in 1998; Secretary/Treasurer, Canoe Alaska, 1996 to 1999; Vice President (1999-2003), Acordia of Alaska Insurance (full service insurance agency) until retirement	1997

Anthony Drabek, 62	President and CEO, Natives of Kodiak, Inc. (Alaska Native Corporation) since 1989; Chairman and President, Koncor Forest Products Co. since 1986; Secretary/Director, Atikon Forest Products Co. since 1988	1991

Christopher N. Knudson, 56	Senior Vice President and Chief Financial Officer of the Bank (1990-1998); Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Bank (1998-2000); Executive Vice President and Chief Operating Officer of the Company and the Bank since 2001	1998

Richard L. Lowell, 69	President (1985-2004), Ribelin Lowell & Company (insurance brokerage firm) until retirement	1990

Irene Sparks Rowan, 68	Director (1988-2000), Klukwan, Inc. (Alaska Native Corporation) and its subsidiaries until retirement	1991

Name/Age	Occupation of Nominee During Past Five Years	Director Since

John C. Swalling, 60	President and Director, Swalling & Associates PC (accounting firm) since 1991	2002

David G. Wight , 69	President, BP Amoco Energy Co. Trinidad and Tobago (1992-2000); President and CEO (2000-2005), Alyeska Pipeline Service Company until retirement in 2006; Director, Storm Cat Energy (Denver based company) (2006-2009)	2006

Director Qualifications and Experience.  The following table identifies the experience, qualifications, attributes and skills that the Board considered in making its decision to appoint and nominate directors to our Board. This information supplements the biographical information provided above.

Irene
Experience, Qualification,	R. Marc	Larry S.	Mark G.	Ronald A.	Anthony	Christopher N.	Richard L.	Sparks	John C.	David G.
Skill or Attribute	Langland	Cash	Copeland	Davis	Drabek	Knudson	Lowell	Rowan	Swalling	Wight

Professional standing in chosen field	x	x	x	x	x	x	x	x	x	x
Expertise in financial services or related industry	x					x
Community involvement	x	x	x	x	x		x	x	x	x
Other Board experience	x	x	x	x	x		x	x	x	x
Other public company experience	x		x							x
Specific skills/knowledge:
– Accounting	x					x	x		x
– Legal			x
– Business management	x	x	x	x	x	x	x	x	x	x

The Board recommends that you vote “FOR” these nominees.

Shareholder Nominations for 2010 Annual Shareholders’ Meeting

In accordance with the Company’s Bylaws, shareholder nominations for the 2010 Annual Shareholders’ Meeting ordinarily must be delivered in writing to the Secretary of the Company not less than 14 nor more than 50 days prior to the Annual Meeting. Any shareholder nomination should contain the following information to the extent known to the nominating shareholder: (i) the name and address of each proposed nominee; (ii) each proposed nominee’s principal occupation; (iii) the total number of shares of the Company’s common stock that will be voted for each proposed nominee; (iv) the name and residence of the nominating shareholder; (v) the number of shares of the Company’s common stock owned by the nominating shareholder as of the record date for the Annual Meeting; and (vi) whether the nominee had agreed to serve if elected.

Nominations not made in accordance with the above requirements may be disregarded, in the sole discretion of the Chairman of the Annual Meeting, and upon the Chairman’s instruction, the vote teller may disregard all votes cast for that nominee.

Information Regarding the Board of Directors and Its Committees

All directors and nominees other than Mr. Langland and Mr. Knudson are independent within the meaning of currently applicable rules of the Securities and Exchange Commission and the Nasdaq Global Select Market listing requirements.

The Company’s Board has adopted certain standing committees, including an Audit Committee and a Compensation Committee.

The Company does not have a standing Nominating Committee and as such does not have a Nominating Committee charter. The Board has discussed at length the nominating process and believes that it is important to have the involvement of all directors in the nominating process and that the Board, as a whole, shall act as the Nominating Committee. The Board believes this process has heretofore provided a much wider focus than might be achieved in the search under a nominating committee charter, for potential Board candidates whose business sense and management philosophies are compatible with and bring balance to the Boards of Directors of the Company and the Bank. A majority of independent directors identifies and recommends persons to be nominees for positions on the Board at each annual meeting of shareholders, and to fill vacancies on the Board, if any, between annual meetings. The Chairman personally interviews recommended qualified candidates and nominees on behalf of the Board. Our directors take a critical role in guiding the Company’s strategic direction and overseeing the management of the Company. Board candidates, including directors up for reelection, are considered based upon various criteria, such as personal integrity, broad-based business and professional skills and experiences, banking experience, concern for the long-term interest of the Company’s shareholders, freedom from conflicts of interest, sound business judgment, community involvement, and the time available to devote to board activities. Our board members have those qualities and were selected because of how their varied experiences, analytical skills and knowledge of the business and economic climates inside and outside of Alaska would, and have, as individuals and a group, contributed to Northrim’s development and growth and, eventually, its reorganization as a bank holding company having $1 billion in assets.

Further, nominees for positions on the Board are subject to submitting an affidavit requiring disclosures, including education, occupation for the last ten years, references, and the amount of shares owned or intent to acquire shares of the company’s stock as required under Alaska Statute.

The Boards of the Company and the Bank, being one and the same, believe it in the best interests of the Company, its shareholders, and the Bank to combine the roles of chairman and chief executive officer for running the Company and the Bank. For the Company and the Bank, the combined relationship allows for candid, two-way communication between the Board and senior management as a well-informed and effective partnership with regard to risks affecting the Company and the Bank and the policies and procedures designed to mitigate those risks as described below. The Company does not have an independent lead director. However, the Company’s non-management independent directors (within the meaning of currently applicable rules of the Securities and Exchange Commission and the Nasdaq Global Select Market listing requirements) meet in executive sessions once per quarter and rotate as lead director of these executive sessions twice a year.

The Company and the Bank have in place policies and procedures to manage recognized and potential risks that could impact Northrim’s operational and strategic position as a profitable, safe and sound financial institution. The Bank’s Internal Audit Department provides the written results of scheduled and follow-up performed internal and out-sourced audits including review of the credit quality of the loan portfolio directly to the Audit Committee and management. The Audit Committee reviews and reports to the Board the results of these audits, as well as the documented status and timing of steps taken to resolve and mitigate risk and any deficiencies. An officer, appointed by the Board of Directors, serves as Northrim’s risk manager and is responsible for monitoring and maintaining Northrim’s company-wide Contingency Plan, which addresses and provides the guidelines for the restoration of business in the event of man-made and natural disruptive events.

With regard to certain risks affecting the Company and the Bank, we recognize that not maintaining the privacy and security of customer information could damage our reputation and cause us to incur additional costs or even litigation. On an annual basis, the Bank’s Board reviews its Information Security Policy with its appointed Information Security Officer. We work to educate our customers, including our business customers, as to the importance and understanding of their role in protecting their identities and privacy of their information, particularly in their use of electronic convenience products, which, if procedures are not followed, could also result in the Bank’s exposure to loss. We have in place a Vendor Management Policy which is approved by the Bank’s Board annually. The Vendor Management Policy calls for the assignment of levels of risk to each vendor, based upon the assessment of the degree to which their relationship could expose the Company to risk, in relation to the Company’s reliance on the vendor’s promise to perform and protect customer privacy and the vendor’s fiscal strength. On an annual basis, the Bank’s Board reviews its Information Security Policy with its appointed Information Security Officer.

As a risk management tool the Company monitors its sensitivity to the upward and downward movement of interest rates and the potential impact future interest rate movement could have on the Company’s earning assets and liabilities and subsequent effect on earnings. The Company monitors concentrations and economic trends in the communities it serves, as well as on a global basis to keep abreast of and respond to issues that could impact the economic climate in which it operates and reports its analysis of these areas to the Bank’s Board on a periodic basis.

It is and has been management’s policy to present to and discuss with the Board a detailed analysis of any proposed major project, including management’s reasons for the proposal, results of due diligence and weight of potential risk, costs, estimated time frame for implementation, as well as, when appropriate, Compliance Department and Operations and Technology Committee recommendations, prior to seeking the Board’s approval.

In the third quarter 2009, the Chairman and Chief Executive Officer recommended and the Board agreed that appropriate steps be taken to engage the services of an experienced consultant to facilitate director education and discussion on a quarterly basis as to bank directorship issues, the management of risk, timely topics which the directors may cover, as well as future corporate governance matters.

The Bank’s Board met 10 times during 2009, and the Company’s Board met six times during 2009. During 2009 all directors attended at least 75% of the total meetings of the Board and all committees of which they were members.

Audit Committee.  The Audit Committee’s principal functions include reviewing and approving the services of the independent auditors, reviewing the plan, scope, and audit results of the independent and internal auditors, and reviewing the reports of bank regulatory authorities. The Company’s Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is attached to this proxy statement as Attachment 1. Current members of the Audit Committee are Mark G. Copeland, Richard L. Lowell, and David G. Wight. (SEE REPORT OF AUDIT COMMITTEE.)

During 2009, the Audit Committee (the “Committee”) had eight meetings, during which the Committee has been kept informed of the processes and procedures in place for maintaining the Company’s readiness for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX”) as evaluated by the Company’s independent auditors, internal SOX committee, and the internal audit manager.

Each of the members of the Committee is independent of management within the meaning of the Securities and Exchange Commission and the Nasdaq Global Select Market listing standards. The Committee and the full Board have determined that no individual Committee member qualifies as an audit committee financial expert within the meaning of such rules. The Board does believe, however, that each of the Committee members has attributes of an audit committee financial expert within the meaning of applicable rules and that all of the members of the Committee, taken as a whole, would constitute an audit committee financial expert within the meaning of applicable rules.

In addition, one of our directors, Mr. Swalling, is a certified public accountant and, while he is not a member of the Committee due to the demands of his schedule, he is available as a resource on financial matters. For these reasons, at this time the Board does not believe it is necessary to actively search for a director that would qualify as an audit committee financial expert.

Compensation Committee.  The primary functions of the Compensation Committee, which met six times in 2009, are to review and approve executive and all other officer compensation, select and approve employee benefits and retirement plans, and administer the Company’s stock option plans. The Company’s Board has adopted a written charter for the Compensation Committee. Compensation Committee members are Larry S. Cash, Ronald A. Davis, and John C. Swalling. All members of the Compensation Committee are independent within the meaning of currently applicable rules of the Securities and Exchange Commission, and the Nasdaq Global Select Market listing requirements. Mr. Cash has served on the Compensation Committee since 1996. Mr. Davis was appointed to the Compensation Committee in 2002. Mr. Swalling was appointed to the Compensation Committee in 2005.

Director Compensation.  In 2009, non-officer directors received a $5,000 annual cash retainer and an additional $10,000 in cash to be used for the purchase of the Company’s common stock on the open market, payable following our Annual Shareholders’ meeting, in addition to the fee of $900 for each Board meeting attended.

Members of the Audit and Compensation Committees received $750 for each meeting attended with the exception of the Committee chairpersons who received $1,500 and $1,125, respectively, for each committee meeting they attended. (SEE DIRECTOR COMPENSATION)

Compensation Committee Interlocks and Insider Participation.  No member of the Compensation Committee was, during the year ended December 31, 2009, an officer, former officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (ii) the Board of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, or (iii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of the Company’s Board, during the year ended December 31, 2009.

The Company has reviewed its compensation policies and has determined that these policies are not material to the Company’s risk management activities because of both the quantitative and qualitative aspects of the plans.

EXECUTIVE OFFICERS

The following table sets forth certain information about the Company’s executive officers:

			Has Served as
			an Executive
Name	Age	Position	Officer Since

R. Marc Langland	68	Chairman of the Board, President and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Bank	1990
Joseph M. Schierhorn(1)	52	Executive Vice President and Chief Financial Officer of the Company and the Bank	2001
Christopher N. Knudson.	56	Executive Vice President and Chief Operating Officer of the Company and the Bank	1990
Joseph M. Beedle(2)	58	Executive Vice President of the Company and President of the Bank	2006
Steven L. Hartung (3)	63	Executive Vice President and Quality Assurance Officer of the Company and the Bank	2008

(1)	Mr. Schierhorn previously served as Assistant Vice President, Commercial Loan Officer, with Key Bank Alaska from 1988 until 1990. He joined Northrim Bank in 1990 as Vice President and Commercial Loan Officer, was appointed Senior Vice President, Commercial Loan and Compliance Manager in 2000 and in 2001 was named an executive officer as Senior Vice President, Chief Financial Officer and Compliance Manager of the Company and the Bank. He was named Executive Vice President, Chief Financial Officer in 2005. Mr. Schierhorn earned his Juris Doctor and Masters in Management in 1985 and is a certified public accountant and member of the Alaska Bar Association.

(2)	Mr. Beedle previously served as Chief Financial Officer of the University of Alaska from 2000 until 2006 and as chief executive of Goldbelt, Inc., an Alaska Native Corporation, from 1994 to 2000. He has more than 20 years banking experience, including in an executive lending role, having served as executive vice president and chief credit officer for Key Bank of Alaska from 1985 to 1993. Prior to his appointment as President of the Bank in August 2009, Mr. Beedle served as the Executive Vice President, Chief Lending Officer, of Northrim Bank and Executive Vice President of the Company. As President of the Bank, Mr. Beedle continues to focus on loan administration and credit quality.

(3)	Mr. Hartung, prior to joining the Company in December 2005, provided financial consulting and advisory services throughout the Alaska business community as President and sole shareholder of Steven L. Hartung Financial Services, Inc. from 1995 until 2005. His professional experience also includes service as the president and chief operating officer of Alaska International Industries, Inc. from 1978 to 1995, as well as 10 years’

service with KPMG LLP from 1968 to 1978, during which time he served as audit manager. In 2009, Mr. Hartung assumed responsibility for the credit administration function upon retirement of the Credit Administration Department’s manager.

All officers are elected by the Board for a one year term or until their successors are appointed and qualified. Each of the named executive officers have employment agreements with the Company. See EXECUTIVE COMPENSATION — Employment Agreements.

Code of Conduct.  The Company has adopted a Code of Conduct, which includes a Code of Ethics for our executive officers. We will furnish a copy of the Code of Conduct to shareholders at no charge upon request to the Corporate Secretary.

COMPENSATION DISCUSSION AND ANALYSIS

This section provides information regarding the compensation program in place for our Chief Executive Officer, Chief Financial Officer, and, in addition, the three most highly compensated executive officers (collectively, the “named executive officers”). This section includes information regarding, among other things, the overall objectives of our compensation program and each element of compensation that we provide.

While there has been significant focus on whether compensation programs encourage excessive risk-taking by executives in the current banking environment, the Compensation Committee believes that the annual and long-term incentive compensation program for executives, senior managers and key employees serves to appropriately focus these individuals on Northrim’s current and future business needs. The Company’s incentive program is designed to mitigate risk by capping bonuses and defining performance criteria focused on managing risk, expenses and improving credit quality. Specifically, the Company’s internal incentive awards related to the Bank’s lending areas are not volume-driven under the Bank’s internal Loan Unit Incentive Plan, but are based upon officer portfolio management, problem loans and their resolution, charge-offs and deposits.

Overview of Compensation Program

The Compensation Committee of the Board, which serves pursuant to its charter adopted by the Board, bases its compensation strategy on maintaining the Company’s primary strategic goal: to maintain, over the next several years, a well-capitalized, customer first service-focused financial institution, headquartered in Anchorage and serving the greater Anchorage, Matanuska Valley, and Fairbanks areas, as well as various other markets in and outside Alaska. We believe that achieving the Company’s business and growth strategies will create long-term value for shareholders, consistent with protecting the interests of our depositors.

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation packages for the Company’s named executive officers and key personnel should be based to a substantial extent on achievement of the goals and strategies the Board has established and articulated. When establishing salaries, bonus levels and stock option awards for named executive officers, the Compensation Committee considers (i) the Company’s financial performance during the past year; (ii) the individual officer’s performance during the past year based upon the officer’s scope and level of responsibility and how well she or he managed and carried out those responsibilities to achieve the Company’s goals, and how well that officer dealt with unexpected challenges and opportunities that were not anticipated in the Company’s annual goal setting process; and (iii) market data related to the salaries of executive officers and key personnel in similar positions with companies of comparable size, as well as other companies within the financial institutions industry. For named executive officers other than the Chief Executive Officer, the Compensation Committee gives consideration to recommendations made by the Chief Executive Officer.

The Company has developed and implemented policies for determining salary structure, annual incentive bonus payments, and employee stock option and other stock-based awards based on recommendations of independent, nationally recognized compensation consultants, which, at the Compensation Committee’s request, periodically evaluate the Company’s executive compensation programs.

In 2009, the Compensation Committee considered and engaged Frederic W. Cook and Co., Inc. to perform a review of the Company’s current overall compensation package and survey of the marketplace, once data would become available upon completion of the spring 2009 proxy season. While the Compensation Committee does take consultant suggestions and recommendations under advisement, the purpose of engaging the consultant is to provide the Compensation Committee and executive management with the information and tools necessary to the decision making process for administering and providing for an equitable and competitive compensation program in keeping with the provisions and guidelines of the Company’s tested incentive and equity award plans. (SEE PROPOSAL 2)

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all decisions related to the compensation of the Company’s Chief Executive Officer subject to the Board’s further approval and approves recommendations made by the Chief Executive Officer and Chief Operating Officer for bonus incentive and equity awards to other named executive officers of the Company.

The Chairman, President and Chief Executive Officer and the Chief Operating Officer annually review the individual performance of the Company’s key executives. Their recommendations for bonus incentive and equity awards, based upon individual officer performance evaluations, are presented to and discussed with the Compensation Committee. The Compensation Committee can at its discretion modify any recommended adjustments or awards as deemed to be appropriate.

Executive Compensation

The Company’s executive compensation program continues to consist of four key elements: (i) base salary; (ii) a performance-based annual bonus; (iii) periodic option grants and other stock-based compensation awards; and (iv) retirement and other deferred benefits. The Compensation Committee does engage the services of a qualified consultant as appropriate and it does consider the Company’s total compensation package. Each component of the executive’s package is in large part provided for under the terms of the executive’s employment agreement including base salary, which can change from time to time, as well as entitlements to a bonus opportunity under the Company’s Executive Incentive Plan (the “Incentive Plan”) and retirement benefits according to the prescribed terms of the executive’s employment agreement. The Compensation Committee’s and the Company’s philosophy and practice is to be consistent in the timing of its review of the executive’s performance and opportunities for compensatory recognition. Review occurs multiple times in a given year. The Compensation Committee and the Company believe that this practice facilitates the retention of the executive over the short and long-term and appropriately rewards performance based upon the executive’s level of responsibility, accountability, leadership and measured contributions to the organization.

The Compensation Committee believes this four-part approach best serves the interests of the Bank, the Company and its shareholders. It enables the Company to meet the requirements of the highly competitive banking and lending environment in which it currently operates in the Fairbanks, Wasilla and Anchorage, Alaska communities, while ensuring that executive officers are compensated in a way that advances both the short-and long-term interests of shareholders. The variable annual cash bonus incentive rewards and motivates individual performance, and is based, in significant part, on the contribution made by the officer to the Company’s overall performance. Stock options and other stock-based awards relate a significant portion of long-term remuneration directly to stock price appreciation and serve to further promote the executive’s continued service with the Company, and to more closely align the interests of the executives and the Company’s shareholders.

The Compensation Committee annually evaluates both performance and the structure of executive compensation to ensure that the Company maintains its ability to attract and retain superior, customer service motivated employees in key positions and that the compensation for executives is reasonable but at a level competitive with similar positions held in local and Pacific Northwest peer-group organizations. The Compensation Committee objectively evaluates the performance of the Company’s compensation program by periodically comparing the weight and values of its components to the Company’s peer group of Pacific Northwest financial institutions as surveyed by independent consultants gathering pertinent salary, benefit, and equity compensation data from then current proxy statement disclosures.

The Company believes that its performance has shown the value of this approach. In particular, for 2009, the Compensation Committee noted the Bank’s well executed, successful upgrade of the Bank’s core system with little impact on customers, the 27% year-over-year increase in net income, and the strength of the Bank’s core deposit base. The Compensation Committee also noted the Company’s continued well capitalized position, the decrease in loans measured for impairment, the continued dedication of significant effort and resources to improve credit quality, and, that the Company has achieved a profit every quarter since the last quarter of its first full year in operation.

The Compensation Committee takes a two-fold approach, based on both quantitative and qualitative factors, when considering the compensation of the Company’s Chairman, President and Chief Executive Officer. The Compensation Committee considers the Company’s financial results for a given year compared to the Company’s plan and actual results for the previous year. The Compensation Committee also considers certain qualitative accomplishments of the Chief Executive Officer in terms of the Company’s realization of its corporate objectives, his foresight, extensive community involvement, as well as his proven leadership in strategically positioning the Company for future significant development in the banking industry and the Company’s market and developing long-term strategies for the future direction and growth of the organization.

The Compensation Committee’s approach for giving consideration to each element of the Company’s executive compensation package multiple times during a given year is intended to bring consistency to the overall program, and support the Company’s philosophy to provide more than one opportunity during a given year to recognize the performance and contributions of individual executive officers and executives in key positions. For example, in the first quarter the Compensation Committee considers and approves awards to participants under the Executive Incentive Plan and approves discretionary contributions to the Company’s Savings Incentive Plan 401-k, which has a service based component to provide employees who are non-participants with a retirement benefit. In the second quarter of the year, the Compensation Committee selects participants and criteria for the Executive Incentive Plan’s plan year and conducts the annual officer and executive officer salary review. In the fourth quarter, the Compensation Committee considers and approves stock option grants and stock awards with pricing based upon the closing price of the Company’s stock on the date of grant.

Elements of Executive Compensation

The Company and the Bank do not have any arrangements in place for or with the named executive officers whereby their compensation may be comprised of proportionate amounts of base salary, performance based annual bonus, options and other stock-based compensation, or retirement and other deferred benefits. Instead, compensation is comprised of such components in amounts as determined by the Compensation Committee in its discretion.

The Compensation Committee, from time-to-time as deemed appropriate, has engaged the services of Frederic W. Cook and Co., Inc. to analyze and evaluate the Company’s overall compensation program and practices as compared to a selected group of publicly traded peer group banks of similar size within the Pacific Northwest area.

In 2009, Frederick W. Cook, Inc. performed its review of executive compensation which included the analysis of the Company’s Incentive Plan, the 2004 Stock Incentive Plan approved by shareholders, the program’s effectiveness in supporting the Company’s business strategy, the changing business and regulatory environment, as well as employment contract provisions and the competitive comparisons of base salaries.

Base Salary  Based on its consideration of competitive industry salaries and general economic conditions within the Company’s market area and within the financial institutions industry, the Company’s Human Resources Department has established a graded salary structure for executives, key personnel and other employees. Every salary grade is structured to allow for personal growth ranging from the grade’s entry level benchmark through the mid-point range and to the upper-most level of annual salary for each grade. The matrix used to objectively calculate annual merit increases applies factors related to the position of the individual’s current salary within the established ranges for her or his salary grade, predetermined rates of increase based on an annual survey of market data, and an evaluation of the employee’s performance. The Human Resources Department reviews the schedule of matrix driven changes to individual officer annual base salaries and can make recommendations for any additional adjustments.

Individual base salaries for named executive officers and officers in key positions are reviewed by and based upon recommendations of the Chief Executive Officer. Historically, officer base salary levels are reviewed annually in the second quarter of the Company’s fiscal year and any proposed finalized increases to base annual salaries are recommended to the Compensation Committee by the Chief Executive Officer for approval based on an assessment of an executive’s scope of responsibilities, experience, the officer’s individual performance, and contributions to the success of the organization.

Performance Based Annual Bonus  Executive officers, in addition to members of the Senior Management Committee, senior lenders with management responsibilities, or heads of critical departments, in general, are eligible for an annual cash incentive bonus opportunity as participants in the Company’s Executive Incentive Plan (the “Incentive Plan”). The selection of Incentive Plan participants, tier target bonus levels, and Incentive Plan criteria, historically, occurs in the second quarter of the Company’s fiscal year. Incentive Plan participants are recommended by the Chairman of the Board and President, and approved by the Compensation Committee prior to each plan year. The Incentive Plan also provides that the Chairman of the Board and President may recommend discretionary awards for individuals who are non-participants.

The Incentive Plan establishes within each tier three levels of award, minimum, maximum, and target, representing a predetermined graduated percentage of annual base salary approved by the Compensation Committee. Actual bonus amounts must be approved by the Compensation Committee and are based on a formula driven methodology that takes into account the creation of a bonus pool limited to 10% of net income as indicated by the Incentive Plan with calculations then based on the Company’s level of success in meeting the predetermined, identified, performance standards. Depending upon the achievement of the predetermined targets and individual officer levels of performance and current responsibility, the annual bonus could be less than or greater than targeted bonus amounts. If the Company’s performance does not achieve the established minimum target level set for any specific criterion, then no payout is calculated for that component and the bonus pool is reduced by the amount that would have been earned.

For 2008 measured performance standards included net income as compared to budget, the ratio of expenses to average assets, return on equity, earnings per share growth and asset quality. The criteria are evaluated annually and may be modified by the Compensation Committee from time to time based on the Company’s strategic plan, with the goal of maximizing shareholder returns. All criteria did not meet the minimum threshold required to generate an award and no amounts were paid to the named executive officers in 2008 under the Incentive Plan. According to the provisions of the Incentive Plan, the current participant tier payout rates, as approved by the Compensation Committee, for criterion meeting the Company’s minimum performance results would have been 20%, 15% and 10% of annual salary for the first, second and third tier groups of employee participants, respectively, with each criterion having an award weight of 20%, had the threshold been met.

In 2009, the Committee considered and approved management’s recommendation that the use of the above mentioned five criteria be discontinued and replaced with three new criteria that would represent the Company’s main focus in 2009 to: reduce classified assets; comply with the Joint Regulatory Interagency Guidance Financial Institution Letter 104-2006 Concentration in Commercial Real Estate Lending, Sound Risk Management Practices (“FIL-104-2006”); and reduce non-interest expenses. The Committee reviewed and approved management’s recommended thresholds for each criterion. For the reduction of classified assets, (the ratio of impaired loans plus Other Real Estate Owned to Tier 1 Capital plus Allowance for Loan and Lease Losses) a Target level of 30% without any gradation for Minimum or Maximum thresholds was established for this criterion. For compliance with FIL-104-2006 Concentration in Commercial Real Estate Lending, targets of no more than 100% and 300% were set for the ratio of acquisition, development and construction loans (“ADC”) to Total Risk Based Capital and the ratio of commercial real estate loans to Total Risk Based Capital, respectively. These targets were established without any gradation for Minimum or Maximum thresholds for each criterion. As to non-interest expenses, the Compensation Committee approved management’s recommendation for Minimum, Target and Maximum thresholds of 5%, 10% and 15%, reductions in non-interest expenses compared to budgeted non-interest expenses, respectively. Non-interest expenses for purposes of this calculation are reduced by expenses that the Committee deemed to be outside of the core operating costs or that are outside of management’s control. These expenses include loan collection costs, Other Real Estate Owned costs and valuation adjustments, intangible amortization expense and write downs, and FDIC insurance expense.

As recommended by management to amend the Incentive Plan originally effective as of November 3, 1994, the Committee approved the permanent change to the Incentive Plan with the addition of the Conditions Precedent, providing that in the sole opinion of the Compensation Committee, the Company’s operations support the payment of bonus compensation to its senior officers and consolidated net income should exceed a minimum 1% Return on Average Assets (“ROA”) in order for any performance criteria award to be paid to an executive officer. This amendment to the Incentive Plan became effective May 14, 2009.

In January 2010, the Compensation Committee, based upon preliminary unaudited results for the year ended December 31, 2009, reviewed the analysis of criteria performance for the Conditions Precedent requiring a 1% ROA, as well as the three criteria established in 2009 under the Incentive Plan, reduction in classified assets, meeting the guidelines for real estate concentrations under FIL-104-2006, and the reduction in the levels of noninterest expense, respectively. In 2009, the Company fell short of meeting the 1% ROA Conditions Precedent, the 30% Target for classified assets and the 5% minimum reduction in noninterest expense benchmarks. However, the Company met the 100% and 300% Targets, the concentration maximums for ADC and commercial real estate loans, respectively, established under FIL-104-2006. Since ROA was 0.77% as compared to the requirement to exceed the minimum 1% ROA criterion, no award payments were made to the five named executive officers under the Incentive Plan for 2009.

The Incentive Plan’s Conditions Precedent applies to all participants; however, the Compensation Committee has the authority to waive the 1% ROA requirement for non-executive officers. The Compensation Committee considered executive management’s request that the 1% ROA condition precedent be waived to recognize the significant accomplishments of the senior management group, including loan unit managers, in 2009 including the reduction in loans measured for impairment from $79.7 million to $46.3 million, the 27% increase in net income from $6.1 million to $7.7 million, and the reduction in nonperforming assets from $38.6 million to $34.8 million. The Compensation Committee approved management’s recommendation based upon the calculated payout under the Incentive Plan’s methodology resulting in an aggregate payout of $100,000 versus an accrued amount of $150,000 at December 31, 2009.

The Incentive Plan also provides for discretionary awards to employees in good standing and having key roles in the non-lending operation of the Bank. The Compensation Committee reviewed and approved executive management’s request that discretionary awards totaling $29,000 in the aggregate be paid to 23 employees who were not Incentive Plan participants.

The internal Loan Unit Incentive Plan (“LUIP”) was instituted in 2004 to provide a bonus opportunity for loan officers. Loan unit managers participate in both the Incentive Plan and the LUIP; both the Incentive Plan and the LUIP are designed so that 50% of the loan unit manager’s annual bonus award opportunity is based upon criteria results established for the Incentive Plan and the remaining 50% is based on criteria results related to performance of the loan unit they lead. Payments under the LUIP also may be made to non-participants at the discretion of the Compensation Committee. The Compensation Committee, in recognition of lending area employees who had key roles in loan production or portfolio management and in improving and maintaining credit quality, approved, as recommended by executive management, discretionary awards to 23 individuals totaling $92,000 in the aggregate under the Bank’s internal LUIP for 2009.

The Compensation Committee considered and approved executive management’s analysis for determining the 2009 bonus pool’s aggregated cash payout of $100,000 to the current manager and three officers of Northrim Funding Services (“NFS”), a division of the Bank formed in 2004. NFS is located in Bellevue Washington and provides short-term working capital to customers in Washington and Oregon through the purchase of their accounts receivables. The $100,000 pool was the calculated amount equal to 10% of NFS’ pre-tax net income contribution to the Bank’s non-interest income for 2009. Effective January 1, 2010, as recommended by executive management and approved by the Compensation Committee, the separate arrangement with NFS management for the cash payment of incentive compensation was discontinued and replaced with a new employment agreement entered into and between the manager of NFS and the Bank and the Company providing for a bonus opportunity under the Company’s Incentive Plan.

Options and Other Stock-Based Compensation  The Compensation Committee is of the philosophy that offering stock-based incentives to executives and key employees: (i) attracts and retains the best available personnel for the long-term; (ii) enhances long-term profitability and shareholder value; and (iii) encourages employees to acquire and maintain stock ownership in the Company, thereby more closely aligning the interests of employees and shareholders. The Compensation Committee follows this philosophy and, subject to the Company’s employee stock incentive plans, may determine the employees eligible to receive options and awards and to assess the amount of each option and award.

The 2004 Plan, an omnibus plan approved by shareholders, authorizes the Board or the Compensation Committee to administer the 2004 Plan and to grant to eligible key employees, from time to time, incentive and/or nonqualified stock options, restricted stock, restricted units, performance shares, performance units, stock appreciation rights, or dividend equivalent rights. The maximum value of all awards (options, stock awards, stock appreciation rights, and dividend equivalent rights) granted under the 2004 Plan to any single recipient may not exceed $1 million for any period for three consecutive calendar years. The Compensation Committee has not delegated any aspect of the administration of any of the Company’s stock incentive plans, including the 2004 Plan, to any other persons.

The 2004 Plan is designed to afford the Compensation Committee flexibility, consistency and balance in determining and governing the terms and mix of the annual grant of long-and-shorter-term equity based compensation awards to the Company’s executive officers and other employees key to the safe and profitable operation of the Bank.

Since 2008, as recommended by executive management and approved by the Compensation Committee, employees, including the Company’s named executives, are now grouped within five instead of four tier levels to more clearly define the scope of their responsibility and roles within the organization. The majority of the participants are members of the Bank’s senior management team. The proportion of Nonqualified Stock Options and Restricted Stock Units granted may vary, depending upon the employee’s position within the five tier levels with Restricted Stock Units designated the equity award for employees in the lower fourth and fifth tiers.

The Compensation Committee believes that the awards of stock options and shorter-term restricted units serve to tie the executive’s interests to those of the Company’s shareholders, as well as provide an incentive for the executive’s long-term retention, given the competitive climate in the Bank’s marketplace for experienced and seasoned bankers. The methodology for calculating the total value of equity awards that will be awarded to employees, including the executives, starts with calculating that aggregate value that will be allocated to employees. The aggregate value is calculated by taking the Company’s market capitalization times 0.50%. This value is then allocated to employees based on tiers. Employees are placed into tiers based on their level of responsibility within the Company. The Chief Executive Officer recommends proposed grantees and proposed award levels based on performance. The Committee has full discretion to approve, deny, or change any recommendations from the Chief Executive Officer. The Compensation Committee also analyzes the financial impact of the grant on the Company’s income statement and the potential dilution of the grant to existing shareholders compared to prior grants and the Company’s peer group.

The Company has not established any program whereby executives, key personnel, or directors are required to own and purchase within any specific schedule a defined number of shares of the Company’s common stock. The Company and the Compensation Committee recognize the benefits of linking employee ownership with the interests of shareholders and, under the Company’s Savings Incentive Plan 401-k, 50% of discretionary awards matching employee participant contributions and 50% of discretionary service based contributions to employee participants and non-participants alike are invested in the Company’s common stock.

The Company’s board members are in compliance with the provisions of Alaska State Statute as to the direct ownership of stock issued by the company they serve as directors. Beginning in 2004, as approved by the Compensation Committee and the Board, it is the Company’s practice each year following the Annual

Shareholders’ meeting to make the payment of a director’s retainer. In 2009, retainer payments of $10,000 were made to each non-employee director to purchase shares of the Company’s stock at fair market value on the open market.

Retirement and Other Deferred Benefits

Deferred Compensation Plan  Effective as of January 1, 1995, as amended effective as of October 3, 1996 and January 1, 2005, the Bank established a Deferred Compensation Plan (“DCP”) for the purpose of providing benefit planning to key employees of the Bank by permitting them to defer the receipt of compensation. All officers of the Bank and the Company, including the named executive officers, are eligible to participate and other key employees may become eligible to participate if so notified by the Compensation Committee.

The DCP provides that on or prior to December 31 of each year the plan is in effect, any eligible employee may, in writing, elect to defer receipt of at least five percent to a maximum of one hundred percent of their salary to be paid in the calendar year following the year of election. Any election is irrevocable as to any salary payable in the next year and effective with respect to future years unless revoked by the participant prior to December 31 of the year preceding the year in which the deferral is to take effect. Under the DCP, eligible employees, including the named executive officers, may elect to defer receipt of all or a portion of their remaining salary to be paid in the current calendar year, if such written election is made within 30 days after she or he is first notified by the Compensation Committee of her or his eligibility to become a participant. The DCP provides that any eligible employee may elect to defer receipt of at least five percent to a maximum of one hundred percent of their bonus for services to be performed in a succeeding plan year under the same conditions described above. All amounts deferred are credited to participant accounts with interest compounded annually. According to the DCP, interest for any given year, or portion of a year is based on the Bank’s average yield on its total assets calculated on January 1, based on the prior year’s performance, less one percentage point. Therefore, the rate of interest calculated for 2009 was 4.50%. None of the named executive officers elected to defer receipt of compensation in 2009.

The DCP, as amended effective January 1, 2005 to comply with new law under Internal Revenue Code section 409A, provides that Pre-2005 Grandfathered Accounts will be administered separately from Post-2004 Accounts, meaning that amounts deferred and vested prior to 2005 shall be credited to a Pre-2005 Grandfathered Account, while Post-2004 deferrals shall be credited to a Post-2004 Account and administered in accordance with Internal Revenue Code Section 409A.

As to the form and timing of payments, participants having Pre-2005 Grandfathered Accounts, shall be paid in installments or as a lump sum in accordance with the participant’s deferral election. The Compensation Committee may elect, in its sole discretion to accelerate payments if an irrevocable written request is made within at least 30 days prior to the date of the first scheduled payment. If an accelerated payment is made, then the participant will be subject to a penalty payable to the Bank in an amount equal to two percent of the accelerated amount. If installment payments are elected, a level series of monthly payments will be computed based on account balance, time period selected and applicable interest rate in effect as of the benefit commencement date. In this case the applicable interest rate will be 50 basis points over the average of U.S. Treasury Note Rate for the preceding 12 months, preceding the commencement of payments and will be the nearest quoted rate for a maturity representing two-thirds of the installment pay-out period. Any deferral must be for a minimum period of two years with a distribution of a participant’s account beginning on the first day of the month following sixty days after the earliest of voluntary or involuntary termination of employment, disability, or expiration of the deferred election.

The DCP provides that a participant’s Post-2004 Account will be 100% vested and non-forfeitable at all times and shall become payable to her or him upon expiration of the deferral election. Any deferral election for this account to a specified future distribution date must be for at least two plan years. All participants must elect no later than December 31, 2010 to receive their Post-2004 Account at the end of her or his deferral period in a lump sum or in annual installments not to exceed 10 years and new participants after December 31, 2010 must elect at the time they become participants to receive their Post-2004 Account at the end of their deferral period in a lump sum or in annual installments not to exceed 10 years.

The DCP sets forth limitations as to Section 162(m) of the Internal Revenue Code of 1986. Also, the intent of the DCP, as written, is to comply with the provisions of Internal Revenue Code Section 409A.

Northrim Bank Savings Incentive Plan 401-k  Executive officers, as do other employees, participate in the Company’s qualified retirement plan, the Northrim Bank Savings Incentive Plan (“401-k”), to the same extent and subject to the same rules and limitations as the Company’s and the Bank’s other employees. The 401-k provides for a mandatory $0.25 match for each $1.00 contributed by an employee up to 6% of the employee’s salary. The 401-k also provides for a three-tier discretionary service based match regardless of the employee’s participation in the 401-k, the first tier matching 1% of an employee’s salary, if an employee has worked at the Bank for more than one but less than three years, the second, 2% of an employee’s salary, if an employee has worked at the Bank for more than three but less than six years, and the third, 4% of an employee’s salary, if an employee has worked at the Bank in excess of six years. The 401-k allows for an additional discretionary contribution of up to $0.75 for each $1.00 contributed by an employee up to 6% of that employee’s salary. A residual discretionary contribution after all the previously listed contributions have been made is also provided for under the 401-k. Based upon the Bank’s performance in 2009, a discretionary $0.25/$1.00 match and the service based matches were approved by the Compensation Committee and the Board of Directors.

Supplemental Executive Retirement Plan  Effective July 1, 1994, the Bank adopted the Northrim Bank Supplemental Executive Retirement Plan (“SERP”) for the benefit of its executive officers, including the named executive officers. As provided by the SERP, the Company makes annual contributions to participant accounts on January 1 at a percentage rate of annual base salary determined and approved by the Compensation Committee. The Compensation Committee, based upon recommendations of the Chief Executive Officer or the Chief Operating Officer and consideration of the percentage rates of annual base salary contributed by the Company for each SERP participant and relative levels of each participant’s responsibility, can exercise its authority to, from time to time, determine and approve increases to those percentage rates, as well as approve new participants under the SERP.

Earnings under the SERP are credited for the year on January 1 and based on the Bank’s average yield on its total assets, less a three year rolling average of net loan charge-offs as a percentage of average loans outstanding for the respective periods. The Compensation Committee and the Board approved an amendment to the SERP, effective January 1, 2004, allowing participants more flexibility in choosing the form of payment of the benefits. The SERP provides for payment of a specified amount to plan beneficiaries or their survivors upon retirement, with early retirement permitted after the participant’s 55th birthday, if she or he has been a plan participant for at least five years prior to retirement. Benefits are payable monthly beginning 90 days after retirement, with the amount payable being equal to the total plan account balance for that participant (including interest at a specified fixed rate) divided by 12 months, divided by the number of years over which the participant elects to receive payments, with 15 years being the maximum period over which payout is permitted. If the participant dies prior to commencement of benefits, benefits are paid to the participant’s survivors in equal installments over 15 years unless the Compensation Committee elects to accelerate payment.

Supplemental Executive Retirement Deferred Compensation Plan  The Compensation Committee, the Board and management deemed it prudent for the Bank to have life insurance protection on certain executives, considering the out-of-pocket costs related to replacing an executive officer, as well as the intangible, but real loss, due to disruptions in management and loss of existing or new business because of the death of a key individual. For these reasons, the Compensation Committee and the Board authorized the Bank to establish the Supplemental Executive Retirement Deferred Compensation Plan (“SERDCP”), a non-qualified deferred compensation plan. Certain executives, as identified by the Compensation Committee, including each of the named executive officers, except for Mr. Hartung, are entitled to participate in the SERDCP, which is intended to provide a source of funds for their retirement through the Bank’s purchase and ownership of key man insurance coverage in the form of a variable adjustable life policy in the amount approved by the Compensation Committee and the Board for each participant. The annual premium payment covers the cost of providing the Bank with a full death benefit for the face amount of the policy and the executive the deferred compensation retirement benefit or a death benefit to the executive’s beneficiaries in the event of the executive’s death before retirement, with the amount of payment equal to the greater of the policy’s then cash surrender value or a stated amount which is less than the death benefit of the policy. Earnings are based upon the participant’s discretionary selection of investment opportunities available through the insurance provider to develop the cash surrender value of the portion of the premiums paid and allocated for that purpose.

In the event of the participant’s retirement, the then cash surrender value can be paid out in a lump sum or in installments not to exceed ten years; the participant could also elect to receive the insurance policy net of a distribution of cash value sufficient to pay taxes upon receipt of the policy. In the event of the participant’s death, an amount equal to the greater of the cash surrender value or a stated death benefit, as described in the SERDCP document, would be paid to the participant’s beneficiary.

Tax and Accounting Treatment of Executive Compensation

Deductibility of Executive Compensation

The Compensation Committee is aware of the limits set on individual grants to provide for the Company’s deductibility of options and performance-based awards under Section 162(m) of the Internal Revenue Code (the “Code”). Individual grants of options and stock appreciation rights are limited to 100,000 shares during any three consecutive calendar years; individual grants of restricted stock, restricted stock units, performance shares, and performance units are limited to 50,000 during any three consecutive calendar years; and the maximum value of all awards granted to an individual during any three consecutive calendar years is $1 million. Performance measures are included in the 2004 Plan as required for performance shares and performance units to qualify for exemption under Section 162(m).

Nonqualified Deferred Compensation

Section 409A of the Code imposes election, payment and funding requirements on “nonqualified deferred compensation” plans. If a nonqualified deferred compensation arrangement subject to Section 409A of the Code fails to meet, or is not operated in accordance with, the requirements of Section 409A, then compensation deferred under the arrangement may become immediately taxable and subject to a 20% additional tax. Certain awards that may be issued under the plan may constitute a “deferral of compensation” subject to the requirements of Section 409A of the Code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Chief Executive Officer, our Chief Financial Officer and three other most highly compensated officers for the fiscal years ended December 31, 2009, December 31, 2008, and 2007, as well as certain other compensation information for the named executive officers during the years indicated:

SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)1	($)2	($)3	($)4	($)5	($)

R. Marc Langland,	2009	$324,012	N/A	$34,221	$29,434	—	$147	$183,060	$570,874
Chairman, President,	2008	$324,012	N/A	$34,309	$84,199	—	$2,153	$182,010	$626,683
Chief Executive Officer	2007	$324,012 (6)	N/A	$43,263	$129,766	$40,000	$42,388	$185,085	$764,514

Joseph M. Schierhorn,	2009	$225,008	N/A	$42,556	$48,710	—	$21,456	$99,294	$437,024
Executive Vice President,	2008	$220,200	N/A	$26,346	$42,564	—	$90	$76,942	$366,142
Chief Financial Officer,	2007	$197,250	N/A	$30,061	$90,206	$30,000	$335	$78,801	$426,653
Compliance Manager

Christopher N. Knudson,	2009	$234,610	N/A	$37,346	$39,023	—	—	$115,724	$426,703
Executive Vice President,	2008	$233,726	N/A	$20,269	$32,742	—	$723	$115,287	$402,747
Chief Operating Officer	2007	$230,010	N/A	$23,138	$69,391	$27,000	$5,540	$117,737	$472,816

Joseph M. Beedle,	2009	$229,628	N/A	$42,556	$48,710	—	$24,643	$143,163	$488,700
Executive Vice President	2008	$221,195	N/A	$26,346	$42,564	—	$102	$131,598	$421,805
of the Company;	2007	$203,268	N/A	$30,061	$90,206	$25,000	$401	$127,307	$476,243
President of the Bank

Steven L. Hartung,	2009	$191,858	N/A	$42,556	$48,710	—	—	$63,040	$346,164
Executive Vice President,	2008	$173,839	N/A	$26,346	$42,564	—	$132	$63,454	$306,335
Quality Assurance Officer	2007	$160,022	N/A	$30,061	$90,206	$25,000	$293	$51,345	$356,927

(1)	The amounts listed for each executive officer’s stock award represent the aggregate grant date fair value of the awards determined in accordance with FASB ASC Topic 718 and is based on the price of the Company’s stock at the close of business on the date of grant.

(2)	The amount listed for each executive officer’s option award represent the aggregate grant date fair value of the awards determined in accordance with FASB ASC Topic 718 and is based on the price of the Company’s stock at the close of business on the date of grant.

(3)	The amount listed for each executive officer represents the individual’s cash incentive award earned in such fiscal year, but paid in the following fiscal year, as calculated according to the provisions of the Company’s Incentive Plan approved by the Compensation Committee. See Non-Equity Incentive Plan Awards and Employment Agreements contained herein this Proxy Statement.

(4)	The amount listed for each executive officer under this category is the excess earnings on the executive officer’s account over 120% of the federal rate for 2009 and is comprised of the following items for each executive:

The aggregate total of excess earnings disclosed for Mr. Langland is equal to the amount of $147 under the Company’s SERP.

The amount of $21,456 disclosed for Mr. Schierhorn represents excess earnings under the Company’s SERDCP.

The total of excess earnings disclosed for Mr. Beedle is equal to the amount of $24,643 under the Company’s SERDCP.

(5)	The amount listed for each executive represents items of compensation not reflected elsewhere in this Summary Compensation Table:

The aggregate total of all other compensation disclosed for Mr. Langland is equal to the amounts of $17,150 and $8,597, representing contributions to the Company’s 401-k savings plan for Mr. Langland and a car lease, respectively, as well as the Company’s contributions to the SERP and SERDCP for Mr. Langland in the amounts of $64,802 and $92,511, respectively. These amounts contributed to the SERP and SERDCP for Mr. Langland are disclosed in the footnotes to the Nonqualified Deferred Compensation table at page 35.

The aggregate total of all other compensation disclosed for Mr. Schierhorn is equal to the amounts of $15,751 and $4,800, representing contributions to the Company’s 401-k savings plan for Mr. Schierhorn and a car allowance, respectively, as well as the Company’s contributions to the SERP and SERDCP for Mr. Schierhorn in the amounts of $33,751 and $44,992, respectively. These amounts contributed to the SERP and SERDCP for Mr. Schierhorn are disclosed in the footnotes to the Nonqualified Deferred Compensation table at page 35.

The aggregate total of all other compensation disclosed for Mr. Knudson is equal to the amounts of $16,422 and $8,400, representing contributions to the Company’s 401-k savings plan for Mr. Knudson and car allowance, respectively, as well as the Company’s contributions to the SERP and SERDCP for Mr. Knudson in the amounts of $35,192 and $55,710, respectively. These amounts contributed to the SERP and SERDCP for Mr. Knudson are disclosed in the footnotes to the Nonqualified Deferred Compensation table at page 35.

The aggregate total of all other compensation disclosed for Mr. Beedle is equal to the amounts of $11,481 and 8,400, representing contributions to the Company’s 401-k savings plan for Mr. Beedle and a car allowance, respectively, as well as the Company’s contributions to the SERP and SERDCP for Mr. Beedle in the amounts of $33,753 and $89,529, respectively. These amounts contributed to the SERP and SERDCP for Mr. Beedle are disclosed in the footnotes to the Nonqualified Deferred Compensation table at page 35.

The aggregate total of all other compensation disclosed for Mr. Hartung is equal to the amounts of $9,593 and $8,400, representing contributions to the Company’s 401-k savings plan for Mr. Hartung and a car allowance, respectively, as well as the Company’s contribution to the SERP for Mr. Hartung in the amount of $45,047. This amount contributed to the SERP for Mr. Hartung is disclosed in the footnotes to the Nonqualified Deferred Compensation table at page 35.

(6)	The amount of annual salary reported for the year 2007 for Mr. Langland in the 2008 Proxy Statement, $277,410, inadvertently did not include Mr. Langland’s election to defer $46,602 under the Company’s DCP for 2007. This amount deferred by Mr. Langland was disclosed in the Nonqualified Deferred Compensation table in the Company’s 2008 Proxy Statement.

Employment Agreements

The Company and the Compensation Committee share the philosophy that employment agreements serve to further strengthen the relationships between the Company, its key executives and, ultimately, its shareholders, particularly in light of the highly competitive climate in which the Bank and the Company currently operate. The Compensation Committee approved and the Company adopted amended and restated employment agreements for R. Marc Langland, Chairman, President and Chief Executive Officer, Joseph M. Schierhorn, Executive Vice President and Chief Financial Officer and Compliance Manager, Christopher N. Knudson, Executive Vice President and Chief Operating Officer, and Joseph M. Beedle, Executive Vice President and Chief Lending Officer, each becoming effective on January 1, 2007 and continuing through December 31, 2007. There were no material changes to these employment agreements, which were primarily updated to comply with the provisions of Internal Revenue Code Section 409A. Each of these employment agreements between the Company and the named executive officer automatically renewed on January 1, 2008 and January 1, 2009 and will automatically renew each succeeding January 1, an additional one year period, unless either party gives written notice of intent not to renew no later than 90 days prior to expiration of the term. The Compensation Committee approved and the Company adopted the new employment agreement for Steven L. Hartung, Executive Vice President, Quality Assurance Officer, effective December 1, 2007 and continuing through December 31, 2008 which automatically renewed on January 1, 2009 and will automatically renew each succeeding January 1, for one more year, unless either party gives written notice of intent not to renew no later than 90 days prior to expiration of the term.

The existing employment agreements at fiscal year-end December 31, 2009 for Messrs. Langland, Schierhorn, Knudson, Beedle, and Hartung include the following entitlements: a monthly automobile allowance, reasonable health insurance, disability and other employee benefits on a basis at least as favorable as that accorded to any other officer, as well as allowance for adjustments, from time to time, to annual base salary. The named executive officers agree to the Covenant Not to Compete, which stipulates that for a period of two years following termination of the agreement, or one year following the close of a transaction constituting a change of control, they will not be directly or indirectly employed by or own any business activity that is competitive with the Company or Bank. As defined in each of their employment agreements, each of the named executive officers is entitled to the severance benefits discussed herein under the heading Potential Payments Upon Termination or Change of Control, beginning on page 23.

The Compensation Committee approved and the Company adopted new employment agreements for the above named executive officers each becoming effective January 1, 2010 and continuing through December 31, 2010, under which the provisions and terms remain essentially the same as the existing agreements. The Compensation Committee honored Mr. Langland’s request that the provisions for Stock Options and Incentive Compensation be eliminated from the new agreement between him and the Company and the Bank. The Compensation Committee honored executive management’s request that the target bonus be eliminated from the calculations of payments to be made under Termination Due To a Change in Control and Termination by Employer Without Cause or by Executive for Good Reason, as well as the change in the multiple from two (2) times to one (1) times the executive’s base salary under the provision for Termination by Employer Without Cause or by Executive for Good Reason.

R. Marc Langland

The existing amended and restated employment agreement at fiscal year-end December 31, 2009 made and entered into between the Company, the Bank, and R. Marc Langland, our Chairman, President and Chief Executive Officer, as updated to comply with Internal Revenue Code Section 409A, reflects Mr. Langland’s current annual salary, $324,012, and his eligibility to receive, under the Incentive Plan, an annual target bonus equal to 40% of base salary, the amount payable for ambitious, but expected, results as determined by the Compensation Committee and the Board. The annual bonus could have been more or less than this amount at the Compensation Committee’s and the Board’s discretion but could not exceed the maximum of 50% of annual base salary. No bonus was paid in 2009. Mr. Langland is entitled to receive an annual contribution equal to 20% of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three year moving average rate of loan charge-offs. Mr. Langland’s employment agreement also provides for his participation in the Company’s SERDCP which is designed to provide the Bank with key man insurance protection for $2.5 million and a future retirement benefit for Mr. Langland.

Joseph M. Schierhorn

The existing amended and restated employment agreement at fiscal year-end December 31, 2009 made and entered into between the Company, the Bank, and Joseph M. Schierhorn, our Executive Vice President and Chief Financial Officer, as updated to comply with Internal Revenue Code Section 409A, reflects Mr. Schierhorn’s current annual salary, $225,008, and his eligibility to receive, under the Company’s Incentive Plan, an annual target bonus equal to 30% of base salary, the amount payable for ambitious, but expected, results as determined by the Compensation Committee and the Board. The bonus could have been more or less than this amount at the Compensation Committee’s and the Board’s discretion but could not exceed the maximum of 40% of base salary. No bonus was paid in 2009.

The Compensation Committee, at its discretion, deemed it appropriate that Mr. Schierhorn’s entitlement to receive an annual contribution in an amount equal to 5% of annual base salary be adjusted to receive an annual contribution in an amount equal to 15% of annual base salary effective January 1, 2009 in accordance with the Company’s SERP, which may be adjusted at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three year moving average rate of loan charge-offs. Mr. Schierhorn’s agreement also provides for his participation in the Company’s SERDCP which is designed to provide the Bank with key man insurance protection for $1 million and a future retirement benefit for Mr. Schierhorn.

Christopher N. Knudson

The existing amended and restated employment agreement at fiscal year-end December 31, 2009 made and entered into between the Company, the Bank, and Christopher N. Knudson, our Executive Vice President and Chief Operating Officer, as updated to comply with Internal Revenue Code Section 409A, reflects Mr. Knudson’s current annual salary, $234,610, and his eligibility to receive, under the Company’s Incentive Plan, an annual target bonus equal to 30% of base salary, the amount payable for ambitious, but expected, results as determined by the Committee and the Board. The bonus could have been more or less than this amount at the Committee’s and the Board’s discretion but could not exceed the maximum of 40% of base salary. No bonus was paid in 2009. Mr. Knudson is entitled to receive an annual contribution equal to 15% of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three year moving average rate of loan charge-offs. Mr. Knudson’s agreement also provides for his participation in the Company’s SERDCP which is designed to provide the Bank with key man insurance protection for $2,130,000 and a future retirement benefit for Mr. Knudson.

Joseph M. Beedle

The existing amended and restated employment agreement at fiscal year-end December 31, 2009 made and entered into between the Company, the Bank, and Joseph M. Beedle, our Executive Vice President and Chief Lending Officer, as updated to comply with Internal Revenue Code Section 409A, reflects Mr. Beedle’s current annual salary, $240,000, and his eligibility to receive, under the Company’s Incentive Plan, an annual target bonus equal to 30% of base salary, the amount payable for ambitious, but expected, results as determined by the Committee and the Board. The bonus could have been more or less than this amount at the Committee’s and the Board’s discretion but could not exceed the maximum of 40% of base salary. No bonus was paid in 2009.

The Compensation Committee, at its discretion, deemed it appropriate that Mr. Beedle’s entitlement to receive an annual contribution in an amount equal to 10% of annual base salary be adjusted to receive an annual contribution in an amount equal to 15% of annual base salary effective January 1, 2009 in accordance with the Company’s SERP, which may be adjusted at the Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three year moving average rate of loan charge-offs. Mr. Beedle’s agreement also provides for his participation in the Company’s SERDCP which is designed to provide the Bank with key man insurance protection for $2 million and a future retirement benefit for Mr. Beedle.

In August 2009, as recommended by the Chairman, and approved by the Compensation Committee and the Board, Mr. Beedle was appointed President of the Bank and his annual salary increased from $225,018 to $240,000. His employment agreement in effect at that time was amended solely to reflect the change in his corporate title from Executive Vice President, Chief Lending Officer to President of the Bank and Executive Vice President of the Company and the increase in his annual salary.

Steven L. Hartung

The existing employment agreement at fiscal year-end December 31, 2009 made and entered into between the Company, the Bank, and Steven L. Hartung, our Executive Vice President and Quality Assurance Officer, reflects Mr. Hartung’s current annual salary, $200,000, and his eligibility to receive, under the Company’s Incentive Plan, an annual target bonus equal to 30% of base salary, the amount payable for ambitious, but expected, results as determined by the Committee and the Board. The bonus could have been more or less than this amount at the Committee’s and the Board’s discretion but could not exceed the maximum of 40% of base salary. No bonus was paid in 2009. Mr. Hartung is entitled to receive an annual contribution equal to 25% of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three year moving average rate of loan charge-offs.

In September 2009, as recommended by the Chairman and approved by the Compensation Committee, it was deemed appropriate to increase Mr. Hartung’s annual salary from $180,187 to $200,000, since Mr. Hartung assumed responsibility for the Bank’s credit administration function with the retirement of the Credit Administration Department’s Senior Vice President and Manager.

Potential Payments Upon Termination or Change in Control

If the Company or the Bank is subjected to a change of control, any outstanding stock option grants or stock awards, according to the provisions of those existing agreements at fiscal year-end December 31, 2009, held by the named executive officers would not automatically vest. However, if the awards were not assumed by or replaced with comparable awards by the successor company, in which case the Compensation Committee may, in its sole discretion, immediately vest all shares. As provided by the agreement, if the Company terminates each of the named executive officer’s employment on account of any mental or physical disability that prevents him from performing his duties, then he is entitled to one lump sum payment, on the first day of the month following a period of six months after employment was terminated, of all base salary earned and reimbursable expenses incurred through the termination date and a pro rata portion of any annual target bonus for the year of termination, as well as full base salary and health and dental insurance benefits provided, at the Company’s expense, for one year following the termination date. If the named executive officer’s employment agreement is terminated due to his death, under the terms of the agreement, his beneficiaries will receive that portion of his base salary that otherwise would have been paid to him for the month in which his death occurred and any other amounts due him pursuant to the Company’s SERP, any supplemental deferred compensation plan, and any other death, insurance, employee benefit plan or stock benefit plan provided to him by the Company according to the terms of the respective plans.

The following summaries set forth potential payments payable to our named executive officers in the event of termination of their employment or a change of control of the Company or the Bank under the provisions of their employment agreements that became effective January 1, 2009 through December 31, 2009 for Messrs. Langland, Schierhorn, Knudson, Beedle and Hartung, respectively, and under the Company’s executive Incentive Plan. The discussions are based upon the following assumptions: (1) the actual bonus amount would be the target award amount reported as a non-equity incentive plan award in the Grants of Plan Based Awards table; and (2) the value of unvested options and restricted stock units based on the closing price of the Company’s common stock on December 31, 2009 at $16.88 per share.

R. Marc Langland

If the Company terminates Mr. Langland’s employment without cause, or if he terminates his employment for good reason, the Company shall pay him, according to terms of the agreement, in a lump sum: (i) all base salary earned and all reimbursable expenses incurred under the agreement through his termination date, plus a pro rata portion of any annual target bonus for the year of termination, payable no later than 45 days following termination date and (ii) an amount equal to one times his highest base salary over the prior three years, plus an amount equal to one times the target bonus or one times the average bonus paid over the prior three years, whichever is greater, payable on the first day of the month following a period of six months after the termination of his employment, or sooner pursuant to applicable provisions of the Code. Mr. Langland is also entitled to the continuation of health and insurance benefits for 18 months following the termination date of his agreement. In the event the Company or the Bank is subjected to a change of control and the employer terminates Mr. Langland’s employment without cause or Mr. Langland terminates his employment for good reason within 730 days of the change of control, then Mr. Langland is entitled to payment, in a lump sum, of all base salary earned and all reimbursable expenses incurred through the termination date and a pro rata portion of any annual target bonus for the year of termination no later than 45 days after his termination date. Mr. Langland is also entitled to an amount equal to one times his highest base salary over the prior three years, plus an amount equal to one times the target bonus or one times the average bonus paid over the prior three years, whichever is greater, to be paid on the first day of the month following a period of six months after the termination of employment or sooner, pursuant to applicable Internal Revenue Code.

Based upon the assumption that Mr. Langland’s employment agreement was terminated under each of these circumstances on December 31, 2009, the payments and benefits have an estimated value of:

Potential Payments Upon Termination/Change of Control

					Unvested
			Cash	Unvested	Restricted
Name	Salary	Bonus	Severance	Stock Options	Stock Units	Benefits

R. Marc Langland
Term by Employer Without Cause	$11,216	$—	$453,617	$—	$—	$27,792
By Executive For Good Reason	$11,216	$—	$453,617	$—	$—	$27,792
Term by Employer for Cause	$11,216	$—	$—	$—	$—	$—
By Executive Without Good Reason	$11,216	$—	$—	$—	$—	$—
Change in Control:
Without Cause	$11,216	$—	$453,617	$—	$—	$27,792
For Good Reason within 730 days of change in control	$11,216	$—	$453,617	$—	$—	$27,792
Death	$11,216	$—	$—	$19,327	$112,691	$2,277,953
Disability	$11,216	$—	$96,000	$19,327	$112,691	$18,528

Joseph M. Schierhorn

If the Company terminates Mr. Schierhorn’s employment without cause, or if he terminates his employment for good reason, the Company shall pay him, according to terms of the agreement, in a lump sum: (i) all base salary earned and all reimbursable expenses incurred under the agreement through his termination date, plus a pro rata portion of any annual target bonus for the year of termination, payable no later than 45 days following termination date and (ii) an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, payable on the first day of the month following a period of six months after termination of his employment, or sooner pursuant to applicable provisions of the Code. Mr. Schierhorn is also entitled to the continuation of health and insurance benefits for 18 months following the termination of his agreement. In the event the Company or the Bank is subjected to a change of control and the employer terminates Mr. Schierhorn’s employment without cause or Mr. Schierhorn terminates his employment for good reason within 730 days of the change of control, then Mr. Schierhorn is entitled to payment, in a lump sum, of all base salary earned and all reimbursable expenses incurred through the termination date and a pro rata portion of any annual target bonus for the year of termination, no later than 45 days after his termination date. Mr. Schierhorn is also entitled to an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, to be paid on the first day of the month following a period of six months after the termination of employment or sooner, pursuant to applicable Internal Revenue Code.

Based upon the assumption that Mr. Schierhorn’s employment agreement was terminated under each of these circumstances on December 31, 2009, the payments and benefits have an estimated value of:

Potential Payments Upon Termination/Change of Control

					Unvested
			Cash	Unvested	Restricted
Name	Salary	Bonus	Severance	Stock Options	Stock Units	Benefits

Joseph M. Schierhorn
Term by Employer Without Cause	$7,789	$—	$585,021	$—	$—	$34,758
By Executive For Good Reason	$7,789	$—	$585,021	$—	$—	$34,758
Term by Employer for Cause	$7,789	$—	$—	$—	$—	$—
By Executive Without Good Reason	$7,789	$—	$—	$—	$—	$—
Change in Control:
Without Cause	$7,789	$—	$585,021	$—	$—	$34,758
For Good Reason within 730 days of change in control	$7,789	$—	$585,021	$—	$—	$34,758
Death	$7,789	$—	$—	$11,017	$101,094	$605,432
Disability	$7,789	$—	$90,003	$11,017	$101,094	$23,172

Christopher N. Knudson

If the Company terminates Mr. Knudson’s employment without cause, or if he terminates his employment for good reason, the Company shall pay him, according to terms of the agreement, in a lump sum: (i) all base salary earned and all reimbursable expenses incurred under the agreement through his termination date, plus a pro rata portion of any annual target bonus for the year of termination, payable no later than 45 days following termination date and (ii) an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, payable on the first day of the month following a period of six months after the termination of his employment, or sooner pursuant to applicable provisions of the Code. Mr. Knudson is also entitled to the continuation of health and dental insurance benefits for 18 months at the Company’s expense following the termination date of his agreement. In the event the Company or the Bank is subjected to a change of control and the employer terminates Mr. Knudson’s employment without cause or Mr. Knudson terminates his employment for good reason within 730 days of the change of control, then Mr. Knudson is entitled to payment, in a lump sum, of all base salary earned and all reimbursable expenses incurred through the termination date and a pro rata portion of any annual target bonus for the year of termination, no later than 45 days after his termination date. Mr. Knudson is also entitled to an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, to be paid on the first day of the month following a period of six months after the termination of employment or sooner, pursuant to applicable Internal Revenue Code.

Based upon the assumption that Mr. Knudson’s employment agreement was terminated under each of these circumstances on December 31, 2009, the payments and benefits have an estimated value of:

Potential Payments Upon Termination/Change of Control

					Unvested
			Cash	Unvested	Restricted
Name	Salary	Bonus	Severance	Stock Options	Stock Units	Benefits

Christopher N. Knudson
Term by Employer Without Cause	$8,121	$—	$609,986	$—	$—	$27,792
By Executive For Good Reason	$8,121	$—	$609,986	$—	$—	$27,792
Term by Employer for Cause	$8,121	$—	$—	$—	$—	$—
By Executive Without Good Reason	$8,121	$—	$—	$—	$—	$—
Change in Control:
Without Cause	$8,121	$—	$609,986	$—	$—	$27,792
For Good Reason within 730 days of change in control	$8,121	$—	$609,986	$—	$—	$27,792
Death	$8,121	$—	$—	$8,532	$82,560	$1,098,426
Disability	$8,121	$—	$93,844	$8,532	$82,560	$18,528

Joseph M. Beedle

If the Company terminates Mr. Beedle’s employment without cause, or if he terminates his employment for good reason, the Company shall pay him, according to terms of the agreement, in a lump sum: (i) all base salary earned and all reimbursable expenses incurred under the agreement through his termination date, plus a pro rata portion of any annual target bonus for the year of termination, payable no later than 45 days following his termination date and (ii) an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, payable on the first day of the month following a period of six months after the termination of his employment, or sooner pursuant to applicable provisions of the Code. Mr. Beedle is also entitled to the continuation of health and dental insurance benefits for 18 months at the Company’s expense following the termination date of his agreement. In the event the Company or the Bank is subjected to a change of control and the employer terminates Mr. Beedle’s employment without cause or Mr. Beedle terminates his employment for good reason within 730 days of the change of control, then Mr. Beedle is entitled to payment, in a lump sum, of all base salary earned and all reimbursable expenses incurred through the termination date and a pro rata portion of any annual target bonus for the year of termination no later than 45 days after his termination date. Mr. Beedle is also entitled to an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, to be paid on the first day of the month following a period of six months after termination of his employment or sooner, pursuant to applicable Internal Revenue Code.

Based upon the assumption that Mr. Beedle’s employment agreement was terminated under each of these circumstances on December 31, 2009, the payments and benefits have an estimated value of:

Potential Payments Upon Termination/Change of Control

					Unvested
			Cash	Unvested	Restricted
Name	Salary	Bonus	Severance	Stock Options	Stock Units	Benefits

Joseph M. Beedle
Term by Employer Without Cause	$8,308	$—	$624,000	$—	$—	$13,896
By Executive For Good Reason	$8,308	$—	$624,000	$—	$—	$13,896
Term by Employer for Cause	$8,308	$—	$—	$—	$—	$—
By Executive Without Good Reason	$8,308	$—	$—	$—	$—	$—
Change in Control:
Without Cause	$8,308	$—	$624,000	$—	$—	$13,896
For Good Reason within 730 days of change in control	$8,308	$—	$624,000	$—	$—	$13,896
Death	$8,308	$—	$—	$11,017	$101,094	$613,222
Disability	$8,308	$—	$96,000	$11,017	$101,094	$9,264

Steven L. Hartung

If the Company terminates Mr. Hartung’s employment without cause, the Company shall pay him, according to terms of the agreement, in a lump sum: (i) all base salary earned and all reimbursable expenses incurred under the agreement through his termination date, plus a pro rata portion of any annual target bonus for the year of termination, payable no later than 45 days following his termination date and (ii) an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, payable on the first day of the month following a period of six months after termination of employment, or sooner pursuant to applicable provisions of the Code. Mr. Hartung is also entitled to the continuation of health and dental insurance benefits for 18 months at the Company’s expense following the termination date of his agreement. In the event the Company or the Bank is subjected to a change of control and the employer terminates Mr. Hartung’s employment without cause within 730 days of the change of control, then Mr. Hartung is entitled to payment, in a lump sum, of all base salary earned and all reimbursable expenses incurred through the termination date and a pro rata portion of any annual target bonus for the year of termination no later than 45 days after his termination date. Mr. Hartung is also entitled to an amount equal to two times his highest base salary over the prior three years, plus an amount equal to two times the target bonus or two times the average bonus paid over the prior three years, whichever is greater, to be paid on the first day of the month following a period of six months after termination of his employment or sooner, pursuant to applicable Internal Revenue Code.

Based upon the assumption that Mr. Hartung’s employment agreement was terminated under each of these circumstances on December 31, 2009, potential payments and benefits have an estimated value of:

Potential Payments Upon Termination/Change of Control

					Unvested
			Cash	Unvested	Restricted
Name	Salary	Bonus	Severance	Stock Options	Stock Units	Benefits

Steven L. Hartung
Term by Employer Without Cause	$6,923	$—	$520,000	$—	$—	$27,792
By Executive For Good Reason	$6,923	$—	$520,000	$—	$—	$27,792
Term by Employer for Cause	$6,923	$—	$—	$—	$—	$—
By Executive Without Good Reason	$6,923	$—	$—	$—	$—	$—
Change in Control:
Without Cause	$6,923	$—	$520,000	$—	$—	$27,792
For Good Reason within 730 days of change in control	$6,923	$—	$520,000	$—	$—	$27,792
Death	$6,923	$—	$—	$11,017	$101,094	$150,096
Disability	$6,923	$—	$80,000	$11,017	$101,094	$18,528

Grants of Plan-Based Awards

The Compensation Committee approved awards under our Incentive Plan and awarded stock options and restricted stock grants under our 2004 Plan to our named executive officers during 2009. Set forth below is information regarding awards granted during 2009:

GRANTS OF PLAN-BASED AWARDS

					All Other	All Other	Exercise	Grant Date
					Stock Awards:	Option Awards:	or Base	Fair
					Number of	Number of	Price of	Value of
		Estimated Future Payouts Under Non-Equity			Shares of	Securities	Option	Stock and
		Incentive Plan Awards			Stock or	Underlying	Awards	Option
	Grant	Threshold	Target ($)	Maximum	Units (#)	Options (#)	($/Sh)	Awards ($)
Name	Date	($)	(1)	($)	(2)	(3)	(4)	(5)

R. Marc Langland	11/18/2009	—	—	—	2,102	1,808	$16.28	$42,772
Joseph M. Schierhorn	11/18/2009	—	—	—	2,614	2,992	$16.28	$56,708
Christopher N. Knudson	11/18/2009	—	—	—	2,294	2,397	$16.28	$48,684
Joseph M. Beedle	11/18/2009	—	—	—	2,614	2,992	$16.28	$56,708
Steven L. Hartung	11/18/2009	—	—	—	2,614	2,992	$16.28	$56,708

(1)	Amounts represent payouts to the executives as determined under the Company’s Incentive Plan for 2009 performance that would have been paid in 2010 as approved by the Compensation Committee. However, all criteria did not meet the minimum threshold required to generate an award and no amounts will be paid in 2010 to the named executive officers for 2009 performance under the Incentive Plan. See Non-Equity Incentive Plan Compensation and Employment Agreements herein this Proxy Statement.

(2)	Represents the number of Restricted Stock Units granted to each of the named executive officers on November 18, 2009.

(3)	Represents the number of stock options granted to each of the named executive officers on November 18, 2009.

(4)	Represents the per share exercise price, which is the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant, November 18, 2009.

(5)	Represents the aggregate total of the number of Restricted Stock Units valued at the closing price of the Company’s stock on date of grant per unit plus the grant date fair value of the number of option shares using a Black-Scholes option pricing model.

Executive Incentive Plan  The dollar values reflected in the above table as to estimated future payouts under the Company’s non-equity Incentive Plan to the named executives are based on the formula driven methodology applied to determine the annual cash incentive payouts to plan participants recommended by the Chief Executive Officer. As discussed under “Performance Based Annual Bonus”, no annual cash incentive bonus awards were granted to our named executive officers in 2009.

According to the provisions of the Incentive Plan, the Compensation Committee reviews and approves, subject to the Board’s further approval, the annual cash bonus incentive opportunity for the Chief Executive Officer. The Chief Executive Officer’s cash incentive award is calculated according to the same methodology and same criteria currently prescribed under the Incentive Plan and applied to determining the cash incentive awards to all plan participants. Also, it is the Committee’s practice to measure the Company’s fiscal performance for the given year compared to the previous year, the Chief Executive Officer’s leadership in achieving the Company’s strategic goals, and the level of the Chief Executive Officer’s compensation as compared to like positions within the financial services industry. According to competitive comparisons of target award annual incentives information in the report dated October 1, 2009 provided to the Compensation Committee and executive management by Frederick W. Cook & Co., Inc,. the Company’s target bonus as a percentage of annual salary, 40% for the Chief Executive Officer and our four other named executive officers, was at the median level, while all senior managers were above the median for their like positions.

The Compensation Committee and the Board, under the Incentive Plan, may make discretionary adjustments to the Chief Executive Officer’s cash incentive award as deemed appropriate.

2004 Employee Stock Incentive Plan  The provisions of the 2004 Plan under which the above grants were made permit the Compensation Committee, with the assistance of legal counsel, flexibility in determining the terms of the stock option agreements and letter agreements for stock and restricted units granted, respectively, as related to the death, disability, retirement and termination of the employee, and in the event of a change in control.

Shares Available for Issuance

The 2004 Plan provides that, of the pool of 300,000 shares available, subject to adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Company, a maximum of 75,000 shares will be available for incentive stock options and a maximum of 200,000 shares will be available for grants of restricted stock, restricted units, performance shares and performance units. As of December 31, 2009 there was a total of 396,911 options, 76,844 shares of restricted stock, no performance shares or performance units outstanding under the 2004 Plan and there were 23,232 shares available for issuance.

Stock Options

The 2004 Plan provides that the exercise price of incentive stock options and nonqualified stock options or any other awards as set by the Compensation Committee shall in no event be less than 100% of the fair market value of the shares at the close of business on the date of grant. Outstanding options may not be repriced without shareholder approval. All options granted under the 2004 Plan will expire not more than 10 years from the date of grant. Each option is exercisable subject to the vesting schedule determined by the Compensation Committee. The exercise price for shares purchased upon the exercise of an option must be paid in cash or such other consideration, including shares of the Company’s common stock, as the Compensation Committee deems acceptable.

Stock Awards

Stock awards are earned and vest over a period of at least three years and can be governed by conditions, restrictions and contingencies determined at the discretion of the Compensation Committee such as continuous service and/or the achievement of performance goals. The stock awards will be in the form of restricted stock, restricted units, performance shares and performance units.

Stock Appreciation Rights

The 2004 Plan also authorizes the grants of stock appreciation rights, which are grants of rights that entitle the holder to payment equal to the difference between the fair market value of a share at the time of grant versus the fair market value at the time the stock appreciation right is exercised. Stock appreciation rights may be granted in connection with options or separately. Similarly, the 2004 Plan authorizes the grant of dividend equivalent rights, either in connection with other awards (particularly stock awards and stock appreciation rights) or separately.

Administration

Historically, it has been the Compensation Committee’s overall practice to consider and grant stock based incentives to employees in the fourth quarter of the Company’s fiscal year. In the fourth quarter of 2009, the Compensation Committee, as in the past, analyzed and considered the estimated impact of proposed grants on the Company’s income statement, as well as the potential dilution from options outstanding and available for future grant. The Compensation Committee also took into account total stock awards granted as a percentage of fully diluted shares outstanding and compared that amount to data provided by Frederic W. Cook & Co. Inc. as to the median for peer group consisting of 16 Pacific Northwest commercial banks similar in size to Northrim: Columbia Banking System, TriCo Bancshares, F & M BanCorp, Cascade Financial, Horizon Financial, First Financial NW, Pacific Continental, Heritage Financial, WA Banking Company, Riverview Bancorp, North Valley Bancorp, Bank of Commerce, Timberland Bancorp, Home Federal Bank, Pacific Financial, and Cowlitz Bancorp. The Compensation Committee determined that the Company’s shares granted as a percent of fully diluted shares outstanding in November 2009 was 7.72% as compared to a median of 9.20%, for the peer group noted above.

Amendment and Termination

The 2004 Plan may be modified, amended or terminated by the Board, except that shareholder approval is required for any amendment which increases the number of shares subject to the 2004 Plan other than in the cases of certain automatic adjustments such as changes in capitalization, which increases or expands the category of eligible recipients, or whenever applicable law requires that a proposed amendment of the 2004 Plan receive shareholder approval. The Board or Compensation Committee may amend the terms and conditions of outstanding stock options as long as such amendments do not terminate the option or otherwise adversely affect the holders of such stock options without the holders’ consent.

Securities Authorized for Issuance Under Equity Compensation Plans

Number of Securities
Remaining Available
for Future Issuance
	Number of		Under Equity
	Securities to be	Weighted-Average	Compensation Plans
	Issued Upon Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	473,755	$13.40	23,232
Equity compensation plans not approved by security holders	—	—	—

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity award holdings, as adjusted for dividends, held by our named executive officers as of December 31, 2009:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
									Equity Incentive
			Equity Incentive					Equity Incentive	Plan Awards:
			Plan Awards:					Plan Awards:	Market or
	Number of	Number of	Number of					Number of	Payout Value of
	Securities	Securities	Securities			Number of	Market Value of	Unearned	Unearned
	Underlying	Underlying	Underlying	Option		Shares or	Shares or Units	Shares, Units or	Shares, Units or
	Unexercised	Unexercised	Unexercised	Exercise	Option	Units of Stock	of Stock That	Other Rights	Other Rights
	Options (#)	Options (#)	Unearned	Price	Expiration	That Have Not	Have Not	That Have Not	That Have Not
Name	Exerciseable	Unexerciseable	Options (#)	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

R. Marc Langland	—	1,808	—	$16.28	11/18/2019	6,676	$112,691	—	—
	2,203	4,406	—	$12.74	11/5/2018	—	—	—	—
	3,761	1,881	—	$23.00	11/1/2017	—	—	—	—
	4,959	—	—	$25.94	11/1/2016	—	—	—	—
	7,556	—	—	$22.30	11/3/2015	—	—	—	—
	7,919	—	—	$20.96	12/15/2014	—	—	—	—
	13,230	—	—	$12.70	4/3/2013	—	—	—	—
	15,766	—	—	$11.31	10/4/2011	—	—	—	—
	15,766	—	—	$7.17	10/5/2010	—	—	—	—

(1)	The number of securities underlying unexercised options unexerciseable as of December 31, 2009 total 8,095 in the aggregate and vest as follows:

November 1, 2010	1,881
November 5, 2010	2,203
November 18, 2010	603
November 5, 2011	2,203
November 18, 2011	603
November 18, 2012	602

(2)	The number of shares or units of stock that have not vested as of December 31, 2009 total 6,676 in the aggregate and vest as follows:

November 1, 2010	1,881
November 5, 2011	2,693
November 18, 2012	2,102

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
									Equity Incentive
			Equity Incentive					Equity Incentive	Plan Awards:
			Plan Awards:					Plan Awards:	Market or
	Number of	Number of	Number of					Number of	Payout Value of
	Securities	Securities	Securities			Number of	Market Value of	Unearned	Unearned
	Underlying	Underlying	Underlying	Option		Shares or	Shares or Units	Shares, Units or	Shares, Units or
	Unexercised	Unexercised	Unexercised	Exercise	Option	Units of Stock	of Stock That	Other Rights	Other Rights
	Options (#)	Options (#)	Unearned	Price	Expiration	That Have Not	Have Not	That Have Not	That Have Not
Name	Exerciseable	Unexerciseable	Options (#)	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Joseph M. Schierhorn	—	2,992	—	$16.28	11/18/2019	5,989	$101,094	—	—
	1,114	2,227	—	$12.74	11/5/2018	—	—	—	—
	2,615	1,307	—	$23.00	11/1/2017	—	—	—	—
	2,399	—	—	$25.94	11/1/2016	—	—	—	—
	3,358	—	—	$22.30	11/3/2015	—	—	—	—
	3,050	—	—	$20.96	12/15/2014	—	—	—	—
	8,269	—	—	$12.70	4/3/2013	—	—	—	—
	6,064	—	—	$11.31	10/4/2011	—	—	—	—
	3,638	—	—	$7.17	10/5/2010	—	—	—	—

(1)	The number of securities underlying unexercised options unexerciseable as of December 31, 2009 total 6,526 in the aggregate and vest as follows:

November 1, 2010	1,307
November 5, 2010	1,114
November 18, 2010	997
November 5, 2011	1,113
November 18, 2011	997
November 18, 2012	998

(2)	The number of shares or units of stock that have not vested as of December 31, 2009 total 5,989 in the aggregate and vest as follows:

November 1, 2010	1,307
November 5, 2011	2,068
November 18, 2012	2,614

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
									Equity Incentive
			Equity Incentive					Equity Incentive	Plan Awards:
			Plan Awards:					Plan Awards:	Market or
	Number of	Number of	Number of					Number of	Payout Value of
	Securities	Securities	Securities			Number of	Market Value of	Unearned	Unearned
	Underlying	Underlying	Underlying	Option		Shares or	Shares or Units	Shares, Units or	Shares, Units or
	Unexercised	Unexercised	Unexercised	Exercise	Option	Units of Stock	of Stock That	Other Rights	Other Rights
	Options (#)	Options (#)	Unearned	Price	Expiration	That Have Not	Have Not	That Have Not	That Have Not
Name	Exerciseable	Unexerciseable	Options (#)	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Christopher N. Knudson	—	2,397	—	$16.28	11/18/2019	4,891	$82,560	—	—
	857	1,713	—	$12.74	11/5/2018	—	—	—	—
	2,011	1,006	—	$23.00	11/1/2017	—	—	—	—
	2,399	—	—	$25.94	11/1/2016	—	—	—	—
	3,358	—	—	$22.30	11/3/2015	—	—	—	—
	4,106	—	—	$20.96	12/15/2014	—	—	—	—
	10,474	—	—	$12.70	4/3/2013	—	—	—	—
	10,309	—	—	$11.31	10/4/2011	—	—	—	—
	10,308	—	—	$7.17	10/5/2010	—	—	—	—

(1)	The number of securities underlying unexercised options unexerciseable as of December 31, 2009 total 5,116 in the aggregate and vest as follows:

November 1, 2010	1,006
November 5, 2010	857
November 18, 2010	799
November 5, 2011	856
November 18, 2011	799
November 18, 2012	799

(2)	The number of shares or units of stock that have not vested as of December 31, 2009 total 4,891 in the aggregate and vest as follows:

November 1, 2010	1,006
November 5, 2011	1,591
November 18, 2012	2,294

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Equity Incentive
			Equity Incentive					Equity Incentive	Plan Awards:
			Plan Awards:					Plan Awards:	Market or
	Number of	Number of	Number of					Number of	Payout Value of
	Securities	Securities	Securities			Number of	Market Value of	Unearned	Unearned
	Underlying	Underlying	Underlying	Option		Shares or	Shares or Units	Shares, Units or	Shares, Units or
	Unexercised	Unexercised	Unexercised	Exercise	Option	Units of Stock	of Stock That	Other Rights	Other Rights
	Options (#)	Options (#)	Unearned	Price	Expiration	That Have Not	Have Not	That Have Not	That Have Not
Name	Exerciseable	Unexerciseable	Options (#)	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Joseph M. Beedle	—	2,992	—	$16.28	11/18/2019	5,989	$101,094	—	—
	1,114	2,227	—	$12.74	11/5/2018	—	—	—	—
	2,615	1,307	—	$23.00	11/1/2017	—	—	—	—
	2,399	—	—	$25.94	11/1/2016	—	—	—	—

(1)	The number of securities underlying unexercised options unexerciseable as of December 31, 2009 total 6,526 in the aggregate and vest as follows:

November 1, 2010	1,307
November 5, 2010	1,114
November 18, 2010	997
November 5, 2011	1,113
November 18, 2011	997
November 18, 2012	998

(2)	The number of shares or units of stock that have not vested as of December 31, 2008 total 5,989 in the aggregate and vest as follows:

November 1, 2010	1,307
November 5, 2011	2,068
November 18, 2012	2,614

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Equity Incentive
			Equity Incentive					Equity Incentive	Plan Awards:
			Plan Awards:					Plan Awards:	Market or
	Number of	Number of	Number of					Number of	Payout Value of
	Securities	Securities	Securities			Number of	Market Value of	Unearned	Unearned
	Underlying	Underlying	Underlying	Option		Shares or	Shares or Units	Shares, Units or	Shares, Units or
	Unexercised	Unexercised	Unexercised	Exercise	Option	Units of Stock	of Stock That	Other Rights	Other Rights
	Options (#)	Options (#)	Unearned	Price	Expiration	That Have Not	Have Not	That Have Not	That Have Not
Name	Exerciseable	Unexerciseable	Options (#)	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Steven L. Hartung	—	2,992	—	$16.28	11/18/2019	5,989	$101,094	—	—
	1,114	2,227	—	$12.74	11/5/2018	—	—	—	—
	2,615	1,307	—	$23.00	11/14/2017	—	—	—	—
	2,399	—	—	$25.94	11/1/2016	—	—	—	—

(1)	The number of securities underlying unexercised options unexerciseable as of December 31, 2009 total 6,526 in the aggregate and vest as follows:

November 1, 2010	1,307
November 5, 2010	1,114
November 18, 2010	997
November 5, 2011	1,113
November 18, 2011	997
November 18, 2012	998

(2)	The number of shares or units of stock that have not vested as of December 31, 2009 total 5,989 in the aggregate and vest as follows:

November 1, 2010	1,307
November 5, 2011	2,068
November 18, 2012	2,614

Option Exercises and Stock Vested

The following table summarizes the aggregate amount of options exercised during the last fiscal year, and the value realized thereon held by our named executive officers during 2009.

Restricted Stock Units granted in 2006 became fully vested in 2009. The number of shares listed, as adjusted for dividends, in the following table represent the number of shares delivered to each executive officer and valued at the fair market value of the Company’s stock at the close of business on their respective vesting dates.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)
(a)	(b)	(c)	(d)	(e)

R. Marc Langland	4,554	$35,261	1,816	$27,790
Joseph M. Schierhorn	4,457	$34,631	879	$13,453
Christopher N. Knudson	11,460	$89,183	879	$13,453
Joseph M. Beedle	—	—	2,716	$40,960
Steven L. Hartung	—	—	2,166	$27,000

Pension Benefits

The Company does not sponsor or have any provisions under which the named executive officers can participate or have account balances in qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

The following table summarizes the activity related to our nonqualified deferred compensation arrangement during 2009:

NONQUALIFIED DEFERRED COMPENSATION

	Executive	Registrant	Aggregate	Aggregate
	Contributions in	Contributions	Earnings in	Withdrawls/	Aggregate Balance
	Last FY ($)	in Last FY ($)	Last FY ($)	Distributions	at Last FYE ($)
Name	(1)	(2) (5)	(3) (6)	($)	(4)
(a)	(b)	(c)	(d)	(e)	(f)

R. Marc Langland	—	$157,313	$43,177	—	$2,193,618
Joseph M. Schierhorn	—	$78,743	$33,004	—	$303,258
Christopher N. Knudson	—	$90,902	$(1,960)	—	$704,502
Joseph M. Beedle	—	$123,282	$70,995	—	$356,728
Steven L. Hartung	—	$45,047	$5,264	—	$140,503

(1)	None of the named executive officers made contributions under the Company’s DCP for 2009.

(2)	Includes $64,802, $33,751 $35,192, $33,753, and $45,047 in contributions to the SERP for Messrs. Langland, Schierhorn, Knudson, Beedle, and Hartung, respectively, in 2009. Includes $92,511, $44,992, $55,710, and $89,529, in contributions to the Company’s SERDCP through payment of annual premiums on variable adjustable life insurance policies in 2009 for Messrs. Langland, Schierhorn, Knudson, and Beedle, respectively, for 2009.

(3)	Includes earnings of $22,486 on Mr. Langland’s contributions under the DCP for 2009. Includes earnings of $55,141, $3,259, $19,142, $3,789, and $5,264 under the SERP for Messrs. Langland, Schierhorn, Knudson, Beedle, and Hartung, respectively. Reflects losses of $34,450 and $21,102 for Messrs. Langland and Knudson, respectively, under the SERDCP for 2009. Reflects earnings of $29,745 and $67,206 for Messrs. Schierhorn and Beedle, respectively, under the SERDCP for 2009.

(4)	Includes $475,498 in Mr. Langland’s plan asset balance under the Company’s DCP for 2009. Includes $1,285,305, $89,681, $452,004, $101,741 and $140,503, for Messrs. Langland, Schierhorn, Knudson, Beedle, and Hartung, respectively, in plan asset balances under the SERP for 2009. Includes $432,815, $213,577, $252,498, and $254,987 in plan asset balances for Messrs. Langland, Schierhorn, Knudson, and Beedle, respectively, under the SERDCP for 2009.

(5)	In reference to the amount reported in the contributions columns (b) and (c) above, these amounts were reported as compensation in the Summary Compensation Table for the fiscal year ended December 31, 2009.

(6)	A portion of the named executives’ earnings noted in column (d), under the plans in which they are participants, are reported as excess earnings for the fiscal year ended December 31, 2009 under the column in the Summary Compensation Table, Change in Pension Value and Nonqualified Deferred Compensation Earnings with excess earnings identified by footnote to the table.

Director Compensation

Directors who are Company employees receive no additional fee for service as a director. Except for Messrs. Langland and Knudson, the eight remaining named directors are non-officers of the Company and the Bank. In 2009, non-officer directors were entitled to the payment of $900 for each Board meeting attended and $750 for attendance at each meeting of the committees on which they served, with the exception of the chairpersons of the Audit and Compensation Committees who received $1,500 and $1,125, respectively, for each committee meeting attended. In addition, non-officer directors received a $5,000 annual cash retainer and an additional $10,000 for the purchase of the Company’s common stock on the open market, payable following our Annual Meeting.

The following table sets forth a summary of the compensation we paid to our non-management directors in 2009:

DIRECTOR COMPENSATION

	Fees Earned or
	Paid in Cash	Total
Name	($)	($)

Larry S. Cash	$28,500	$28,500
Mark G. Copeland	$38,100	$38,100
Ronald A. Davis	$30,750	$30,750
Anthony Drabek	$23,100	$23,100
Richard L. Lowell	$46,200	$46,200
Irene Sparks Rowan	$23,100	$23,100
John C. Swalling	$28,900	$28,900
David G. Wight	$31,500	$31,500

As approved in November 2008 by the Compensation Committee and the Board of Directors, to be effective January 1, 2009, the above table reflects the $150 increase in the fee paid for each board meeting attended from $750 to $900. The above table also includes the payments, following our Annual Meeting, of the current $5,000 cash retainer and the increase in the additional cash retainer from $5,000 to $10,000 to be used for the purchase of the Company’s common stock in the open market.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to send reports of their ownership of the Company’s stock to the Securities and Exchange Commission. The Company believes that all Section 16(a) filing requirements that apply to its directors and executive officers were complied with for the fiscal year ending December 31, 2009, with the exception of Mr. Drabek who’s Form 4 for two transactions in December 2009 was inadvertently filed late.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

As prescribed by regulation and specifically incorporated into the Bank’s Loan Policy, Regulation O governs loans made to or guaranteed by directors, executive officers, and principal shareholders or their related interests. As a group, these people and related interests are referred to as “insiders.” All loans subject to Regulation O, new, modified and/or increased loans to insiders, or guaranteed by insiders, are further subject to the provisions and procedures of the Bank’s Loan Policy which, in these cases, requires that, once the loan to an insider is approved by the Bank’s Loan Committee, the President of the Bank must initiate the process to obtain the further approval of a majority of the Bank’s directors who are not members of the Loan Committee, with documented director approval of those loans provided to the Board of Directors.

During 2009, certain directors and executive officers of the Company and the Bank and/or their associates were also customers of the Bank. It is anticipated that directors, executive officers, and their associates will continue to be customers of the Bank in the future. All transactions between the Bank and directors, executive officers, and their associates were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2009, the Bank had outstanding $973,284 in loans to directors, and their related interests.

The Bank’s unfunded loan commitments to these directors and their related interests at December 31, 2009 were $194,890. All proposed related person transactions that are not subject to Regulation O must be presented to the Board for review, discussion, and consideration. Such transactions for the most part, following due diligence, are presented by the Chief Operating Officer, an officer in a key position, or the Chairman and Chief Executive Officer. Any interested director, after full disclosure, does not participate in the discussion related to and abstains from voting on the transaction or issue brought before the Board.

During 2009, neither the Company nor the Bank participated in transactions, and there are no currently proposed transactions with related persons that had, or expect to have, a direct or indirect material interest in an amount exceeding $120,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of March 9, 2010, by (i) each director and nominee for director of the Company; (ii) the Named Executives; (iii) all executive officers and directors of the Company as a group; and (iv) persons known to management to beneficially own more than 5% of the outstanding common stock (as adjusted for dividends):

Name and Address of	Amount and Nature of
Beneficial Owner(1)	Beneficial Ownership(2)		Percent of Class(3)

R. Marc Langland	196,245	(4)	3.0%
Larry S. Cash	4,423	(5)	*
Mark G. Copeland	16,981		*
Ronald A. Davis	6,009		*
Anthony Drabek	3,743		*
Christopher N. Knudson	82,019	(6)	1.3
Richard L. Lowell	11,940	(7)	*
Irene Sparks Rowan	4,897		*
John C. Swalling	3,005		*
David G. Wight	3,560		*
Joseph M. Beedle	25,659	(8)	*
Steven L. Hartung	14,687	(9)	*
Joseph M. Schierhorn	49,322	(10)	*
All executive officers and directors as a group (13 persons)	422,490		6.5
Columbia Management Advisors, LLC	465,037	(11)	7.3
100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255
Dimensional Fund Advisors LP	349,319	(12)	5.49
Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746
Wedbush Inc.	486,886	(13)	7.6
1000 Wilshire Boulevard Los Angeles, CA 90017-2457

(1)	Unless otherwise provided, the address for all directors and executive officers of the Company is 3111 C Street, Anchorage, Alaska 99503.

(2)	Unless otherwise indicated, parties named exercise sole voting and investment power over the shares, subject to community property laws (where applicable).

(3)	An asterisk indicates that beneficial ownership does not exceed 1% of all outstanding shares, in which case the percentage is not reflected in the table. The percentages shown are based on 6,385,178 shares of common stock deemed to be outstanding under applicable regulations as of the date specified (including options held by such persons exercisable within 60 days).

(4)	Includes 71,160 shares which Mr. Langland has the option to purchase within 60 days of the date of this table.

(5)	Includes 940 shares held in trust for Mr. Cash’s children.

(6)	Includes 43,823 shares which Mr. Knudson has the option to purchase within 60 days of the date of this table and 438 shares held in trust for Mr. Knudson’s children.

(7)	Includes 9,840 shares held by Mr. Lowell in a family limited partnership in which Mr. Lowell is the sole general partner and disclaims beneficial ownership of shares of common stock held by the family limited partnership except to the extent of his pecuniary interest.

(8)	Includes 6,127 shares which Mr. Beedle has the option to purchase within 60 days of the date of this table.

(9)	Includes 6,127 shares which Mr. Hartung has the option to purchase within 60 days of the date of this table.

(10)	Includes 30,506 shares which Mr. Schierhorn has the option to purchase within 60 days of the date of this table, 762 shares held in trust for Mr. Schierhorn’s children, and 246 shares held by Mr. Schierhorn’s spouse to which he disclaims beneficial ownership.

(11)	Columbia Management Advisors, LLC, in its capacity as investment adviser, may be deemed to beneficially own 465,037 shares with shared voting and/or dispositive power over such shares which are held of record by its clients and disclaims any pecuniary interest.

(12)	Dimensional Fund Advisors, LP, in its capacity as investment advisor, may be deemed to beneficially own 349,319 shares with sole power to dispose or to direct the disposition of such shares which are held of record by its clients and disclaims any pecuniary interest.

(13)	Includes 218,803 shares held by Edward W. Wedbush, Chairman of Wedbush Inc., and 233,170 shares held by Wedbush Inc. as to which Mr. Wedbush disclaims beneficial ownership.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Moss Adams LLP has been engaged as the Company’s principal independent certified public accountant for the current fiscal year ending December 31, 2010. The accounting firm of KPMG LLP (“KPMG”) has performed the audit of the financial statements for the Company for and as of the year ended December 31, 2009. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. They also will be available to respond to appropriate questions.

Fees Billed By KPMG During Fiscal Years 2009 and 2008

The following table itemizes fees billed the Company by KPMG for professional services including the audit of the Company’s annual financial statements and internal control over financial reporting for fiscal years 2009 and 2008:

	2009	2008

Audit fees:	$330,000	$445,570
Audit related fees:
Audit of Benefit Plan	16,750	22,750
Other accounting services	—	—
Tax fees:
Tax return preparation and related matters	86,530	129,700
All other fees:	—	—

Total Fees Paid	$433,280	$598,020

The Company requires that all non-audit services rendered to the Company by independent public accountants be pre-approved by the Audit Committee. The Audit Committee has delegated to its chairman the authority to address requests for pre-approval of services in an amount up to an aggregate of $50,000 and the chairman must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. In all cases, the Committee considers whether the provision of such services would impair the independence of the Company’s auditors.

COMMITTEE REPORTS

The following reports of the Audit Committee and Compensation Committee are made pursuant to the rules of the Securities and Exchange Commission and the listing standards of the National Association of Securities Dealers, Inc. (the “NASD”). These reports shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE REPORT

The Audit Committee Charter of the Company and its subsidiaries specifies that the purpose of the Committee is to assist the Board in its oversight of:

•	The integrity of the Company’s financial reporting process and financial statements and systems of internal controls;

•	The Company’s accounting practices and internal controls;

•	The independent auditor’s qualifications, independence and performance; and

•	The performance of the Company’s internal audit function.

The full text of the Committee’s restated and amended Charter is attached to this proxy statement as Attachment 1.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2009 with the Company’s management and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2009, be included in the Company’s Annual Report — 10-K for that year, for filing with the Securities and Exchange Commission.

The Audit Committee does not believe the non-audit services provided by KPMG LLP called into question KPMG LLP’s independence.

Respectfully submitted by:

Audit Committee:
Mark G. Copeland, Chairman
Richard L. Lowell
David G. Wight

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402 of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2010 Proxy Statement.

Respectfully submitted by:

Compensation Committee:
Ronald A. Davis, Chairman
Larry S. Cash
John C. Swalling

PROPOSAL 2: APPROVAL OF 2010 STOCK INCENTIVE PLAN

During 2009, the Compensation Committee engaged the services of independent benefits and compensation consulting firm, Frederic W. Cook & Co., Inc. to perform a review of the Company’s overall compensation program and compensation packages for executive officers, senior managers and other key employees and a survey of the marketplace, once data would become available upon completion of the Spring 2009 proxy season. Frederic W. Cook & Co., Inc. was not retained to provide any additional services to the Company, the Compensation Committee or management regarding executive or director compensation during the fiscal year in excess of $120,000.

Frederic W. Cook & Co., Inc., determined the Company’s competitive peer group based on its survey of data provided by Standard & Poor’s Compustat. The peer group was identified based upon total assets for the latest quarter, net income for the latest four quarters, number of employees, and market capitalization as of August 31, 2009, and average market capitalization over the last eight quarters. The following publicly traded commercial banks located in the Pacific Northwest, similar in size to the Company, approved by management comprised the peer group: Columbia Banking System, TriCo Bancshares, F & M BanCorp, Cascade Financial, Horizon Financial, First Financial NW, Pacific Continental, Heritage Financial, WA Banking Company, Riverview Bancorp, North Valley Bancorp, Bank of Commerce, Timberland Bancorp, Home Federal Bank, Pacific Financial, and Cowlitz Bancorp.

Based on consultant surveys of 2009 proxy statement statistical data, competitive comparisons, preliminary recommendations, including a risk assessment overview and the advice of legal counsel in connection with the review, it was proposed that the Compensation Committee and executive management consider the adoption of a new 2010 Stock Incentive Plan authorizing the issuance of 325,000 shares and including provisions essentially similar to the existing 2004 Plan and reflecting changes meant to clarify the procedural requirements for exercising options, to allow the Compensation Committee discretion in interpreting the plan, and to meet compliance with regulatory rule changes.

The Company’s 2004 Plan was adopted by the shareholders of the Company at the Annual Shareholders’ Meeting on May 6, 2004. The 2004 Plan initially reserved 300,000 shares of common stock (plus any shares rolled over from the prior stock option plan and forfeited shares, as adjusted for dividends) for issuance upon the exercise of stock options granted under this plan. 23,232 shares remain available for issuance under the 2004 Plan; options have been granted and are outstanding under the 2004 Plan and prior plan to purchase a total of 473,755 shares.

The material differences between the proposed 2010 Plan and existing 2004 Plan are: an increase in the number of shares available for grant from 300,000 to 325,000 under the 2010 Plan: a change in how share issuance is counted against share availability by distinguishing the count for each restricted stock award from the count for each option grant, with each restricted stock award to be counted as using three shares for each share granted and each option to be counted as using one share for every one share granted against share availability, the elimination of the grant of Incentive Stock Options from the 2010 Stock Incentive Plan, and, other technical and non-material changes as deemed necessary.

The Board believes that a stock incentive plan for key employees is desirable to attract and retain the best-qualified people available to assist in the ongoing management of the Company for the long-term. Accordingly, the

2010 Stock Incentive Plan was adopted by the Compensation Committee on January 20, 2010 and, as further recommended by the Committee, approved by the unanimous vote of the Board of Directors of Northrim BanCorp, Inc. on February 18, 2010.

The following briefly summarizes certain key features of the proposed 2010 Plan, a copy of which is attached hereto this proxy statement as Exhibit A.

Stock Options to be Available for Issuance under the Northrim BanCorp, Inc. 2010 Stock Incentive Plan

The 2010 Plan authorizes the Compensation Committee to administer the 2010 Plan and to award options to eligible employees whom the Compensation Committee determines, in its discretion, to be key employees, and to officers of the Company. If shareholder approval of the 2010 Plan is obtained, the 2004 Plan will no longer be effective for purposes of granting any additional awards. Any shares under the 2010 Plan that are forfeited back to the Company shall again be available for issue pursuant to new awards granted under this plan.

Unless otherwise provided in an Award Agreement, full payment of the purchase price shall be made at the time of exercise and shall be made in cash or cash equivalents, such as certified check or bank check or wire transfer, or by offering for payment previously acquired shares valued at the then fair market value. Shares in a number equal to the then fair value of a share at the time the option is exercised also may be withheld to make the full payment of the purchase price at the time of exercise. The Compensation Committee has discretion regarding the term of the awards, but no stock option granted under the 2010 Plan shall at any time be exercisable after the expiration of ten (10) years from the Option’s grant date.

In any calendar year, no Grantee shall receive grants for options and stock appreciation rights covering more than 100,000 shares in the aggregate.

Other Stock Awards under the Northrim BanCorp, Inc. 2010 Stock Incentive Plan

In addition to Options, other awards available under the 2010 Plan include grants of restricted stock, restricted units, performance shares and performance units. Restricted stock awards and restricted unit awards have a vesting period of not less than three years from date of grant.

Each grant of performance shares and performance units will be subject to the achievement of performance goals designated by the Committee and the corresponding award agreement. Performance goals require a performance period of one year or more. Grantees who have been awarded grants of restricted stock or performance shares will have the right to vote all the received shares during the restriction or performance period.

In addition to other awards available under the 2010 Plan, the Committee may grant stock appreciation rights which may be associated with shares subject to a specific option and entitle the optionee to payment equal to the difference between the fair market value of a share at the time of grant versus the fair market value at the time the stock appreciation right is exercised.

The Compensation Committee may grant dividend equivalent rights under this plan, which may be made as discrete and separate awards, or in connection with shares associated with a grant of restricted stock, restricted units, performance shares or performance units. The grantee will be entitled to payment of an amount equal to the dividends that would have been paid on the associated shares, as if the grantee held the shares on which the dividend equivalent rights were based.

Adoption, Amendment and Termination Provisions

The 2010 Plan shall expire ten (10) years after its effective date, the effective date being the date of shareholder approval of the plan. The Board may terminate this plan at any time and the Board may amend this plan at any time and from time to time when deemed, except for certain revisions or amendments that would require the proper approval of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NORTHRIM BANCORP, INC. 2010 STOCK INCENTIVE PLAN.

PROPOSAL 3: TO APPROVE RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 3, 2010 the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”), informing the Commission of the Company’s dismissal of KPMG LLP (“KPMG”), the Company’s external auditor, and the engagement of Moss Adams LLP as the Company’s new external auditor for the year ending December 31, 2010.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Audit Reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2009, December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007 and the interim period between December 31, 2009 and March 15, 2010, there were no disagreements between KPMG LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the disagreements in connection with their report. There were no reportable events as defined under 301(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures made in its Form 8-K prior to filing that report with the Commission. The Company requested and KPMG provided the Company with a letter addressed to the Commission stating whether it agrees with the above statements made by the Company related to KPMG. A copy of KPMG’s letter affirming its agreement with these statements is attached to the Form 8-K that was filed by the Company on February 3, 2010.

Neither the Company’s governing documents nor applicable law require shareholder ratification of the appointment of Moss Adams LLP. However, the Board of Directors determined that submitting the appointment of Moss Adams LLP to the shareholders for ratification was a matter of good corporate practice. If shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain that firm. However, if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different principal independent auditor at any time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

A shareholder proposing to transact business at the Company’s 2011 Annual Shareholders’ Meeting must provide notice of such proposal to the Company no later than February 9, 2011. For shareholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to its Annual Shareholders’ Meeting, such proposals must be received by the Company no later than November 26, 2010. If the Company receives notice of a shareholder proposal after February 9, 2011, the persons named as proxies in the proxy statement and/or form of proxy will have discretionary authority to vote on such shareholder proposal.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We have not implemented householding rules with respect to our record holders. However, a number of brokers with account holders who are shareholders may be “householding” our proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate annual report or proxy statement at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company c/o Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street, Anchorage, Alaska 99503.

Shareholders of record sharing an address can request delivery of a single copy of annual reports to security holders, proxy statements, and Notices of Internet Availability of proxy materials by contacting the Company c/o Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street, Anchorage, Alaska 99503

2009 REPORT TO SHAREHOLDERS AND ANNUAL REPORT — 10-K

The Company’s 2009 Report to Shareholders (which is not part of the Company’s proxy soliciting materials), and 2009 Annual Report on Form 10-K for the fiscal year ended December 31, 2009, accompanies this proxy statement. Additional copies will be furnished to shareholders upon request to: Corporate Secretary, Northrim Bank, P.O. Box 241489, Anchorage, Alaska 99524-1489, or by telephone to (907) 562-0062, by fax to (907) 562-1758, or by e-mail to investors@nrim.com.

OTHER MATTERS

The Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with the recommendations of management on such matters.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE — WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE AT THE MEETING, IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

EXHIBIT A

NORTHRIM BANCORP, INC.
2010 STOCK INCENTIVE PLAN

I.
GENERAL PROVISIONS

1. Purpose.  The purpose of this Plan is to provide additional incentives to selected key employees and officers of Northrim BanCorp, Inc. (the “Company”) and related entities, thereby helping to attract and retain the best available personnel for positions of responsibility with such corporations and otherwise promoting the success of the business activities of such corporations. The incentives will be in the form of options to purchase shares of the Company’s common stock, other awards of the Company’s common stock and Stock Appreciation Rights.

2. Definitions.  As used in this Plan, the following definitions shall apply:

“Award” shall mean any grant of an Option, Restricted Stock, Restricted Unit, Performance Shares, Performance Units, Stock Appreciation Right or Dividend Equivalent Right.

“Award Agreement” shall mean a written agreement that details the terms and conditions of a particular Award.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean, when used in connection with the termination of a Grantee’s employment, a termination attributable to the Grantee’s (a) willful refusal to perform his or her obligations to the Employer, following a reasonable notice and cure period, (b) misappropriation of the Company’s assets or flagrant mistreatment of subordinate employees, (c) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise, which is likely to have a detrimental impact on the Company and its operations, or (d) engaging in activities directly in competition or antithetical to the best interests of the Company. To the extent a Grantee is a party to an employment agreement or offer letter of employment with the Employer that defines “cause” or a similar term, then the meaning set forth in that agreement shall also be considered “Cause” for purposes of this Plan.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the Company’s common stock.

“Committee” shall mean the Committee appointed by the Board in accordance with Section 4(a) of this Part I.

“Company” shall mean Northrim BanCorp, Inc., a bank holding company headquartered in Anchorage, Alaska.

“Dividend Equivalent Right” shall mean a right awarded to a Grantee to receive payment of an amount equivalent to the dividend that would be paid on a specified number of Shares just as if the Grantee owned the Shares. Dividend Equivalent Rights may be granted alone or in connection with any other Award other than an Option or Stock Appreciation Right.

“Eligible Participants” shall mean the key employees and officers of the Employer who are eligible to receive Awards under this Plan, in accordance with Section 4(c) of this Part 1.

“Employer” shall mean the Company or any Related Entity that now exists or is hereafter organized or acquired by the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq Small Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable; or

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for such stock on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by the Committee.

The Company acknowledges that Code Section 409A generally applies to deferred compensation, but provides an exception for stock options and stock appreciation rights with an exercise price no less than the fair market value of the underlying stock as of the time of grant. To satisfy the applicable exception, “Fair Market Value” under this Plan is intended to satisfy the standards of fair market value for purposes of Code Section 409A.

“Grant Date” shall mean the date on which the Committee completes the corporate action relating to the grant of an Award and all conditions to the Grant have been satisfied, provided that conditions relating to exercisability, vesting or similar conditions shall not defer the Grant Date.

“Grantee” shall mean an individual or entity who has received an Award under this Plan.

“Option” shall mean a right to purchase Shares in accordance with the provisions of this Plan (Part II).

“Option Price” shall mean the amount to be paid by a Grantee to exercise an Option.

“Performance Shares” shall mean Shares awarded to a Grantee, where the Grantee’s continued retention of the Shares is subject to the satisfaction of specific performance-based criteria, pursuant to Part III of this Plan.

“Performance Units” shall mean a right awarded to a Grantee to receive Shares (one Share for each Performance Unit) upon the satisfaction of specified performance-based criteria, pursuant to Part III of this Plan. At the discretion of the Committee, Performance Units may be paid in cash in an amount equivalent to the Fair Market Value of the Shares otherwise payable to the Grantee.

“Plan” shall mean this Northrim BanCorp, Inc. 2010 Incentive Stock Plan.

“Prior Plan” shall have the meaning specified in Section 3(a) of this Part I.

“Related Entity” shall mean any entity that, directly or indirectly, is in control of, or under control with, the Company.

“Restricted Stock” shall mean Shares awarded to a Grantee, where the Grantee’s continued retention of the Shares is subject to various restrictions, such as continued employment for a designated period, etc.

“Restricted Units” shall mean a right awarded to a Grantee to receive Shares (one Share for each Restricted Unit) upon the satisfaction of specified conditions, such as continued employment for a designated period, etc. At the discretion of the Committee, Restricted Units may be paid in cash in amount equivalent to the Fair Market Value of the Shares otherwise payable to the Grantee.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of Common Stock.

“Stock Appreciation Right” shall mean a right awarded to a Grantee to receive a cash payment equal to the appreciation (if any) in the Fair Market Value of a Share from the date of grant until the Stock Appreciation Right is exercised. At the discretion of the Committee, payment may be made by delivering an amount of Shares that have a Fair Market Value equal to the cash otherwise payable to the Grantee, or a combination of cash and Shares.

3. Shares Subject to the Plan.

(a) Total Shares Available.  Subject to adjustments under Section 3(b) below, a total of 325,000 Shares may be issued to Eligible Participants pursuant to Awards under this Plan, plus any Shares, as of the date of shareholder approval of this Plan, available for future awards under the Company’s 2004 Stock Incentive Plan (the “Prior Plan”), as well as any Shares that are represented by awards under the Prior Plan, which are forfeited or cancelled or expire without the delivery of Shares or which result in the forfeiture of Shares back to the Company. Any Shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as three Shares for every one Share granted. From the date of shareholder approval of this Plan, the Prior Plan shall cease to be effective for purposes of granting any additional Awards. In addition, any Shares delivered under this Plan that are forfeited back to the Company because of the failure to meet an Award contingency or condition shall again be available for issuance pursuant to new Awards granted under this Plan. Any Shares covered by an Award (or portion of an Award) granted under this Plan (or under the Prior Plan), which are forfeited or cancelled, expire or are settled in cash, shall be deemed not to have been delivered for purposes of determining the number of Shares available for issuance under this Plan. Any Shares that again become available for issuance pursuant to this section shall be added back as (i) one Share if such shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and (ii) as three Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plan. The exercise of an Option or Stock Appreciation Right shall reduce the number of shares available under the Plan by one share for each share that is subject to the Award (for the avoidance of doubt, in the event that a Stock Appreciation Right may be settled in shares, the number of shares deemed subject to the Award for purposes of this sentence shall be the number of shares with respect to which such Stock Appreciation Right may be exercised and not the number of shares that may be distributed in settlement of such exercise). The granting of Stock Appreciation Rights will not reduce the number of Shares available under this Plan, except to the extent the Company’s obligations under the Stock Appreciation Rights are satisfied by delivering Shares instead of cash. Moreover, Shares issued in connection with Awards that are assumed, converted or substituted pursuant to a merger or an acquisition will be in addition to the maximum limit expressed in this Section 3, and will not reduce the number of Shares available under this Plan.

(b) Adjustments to Shares Available.  The number of Shares covered by each outstanding Award, the number of Shares available for grant of additional Awards, and the Option Price of outstanding Options shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any stock split or other subdivision or consolidation of Shares, the payment of any stock dividend (but only on the Common Stock), or any other increase or decrease in the number of Shares which is effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(c) Other Plan Limits.  Subject to adjustment under Section 3(b), the following additional maximums are established under this Plan. With respect to any calendar year, no Grantee shall (i) receive grants for Options and Stock Appreciation Rights, in the aggregate, covering more than 100,000 Shares, or (ii) earn Restricted Stock, Restricted Units, Performance Shares or Performance Units covering, in the aggregate, more than 50,000 shares (for this purpose, Restricted Stock, Restricted Units, Performance Shares and Performance Units shall be treated as earned to the extent such Restricted Stock, Restricted Units, Performance Shares and Performance Units becomes vested and/or the applicable performance period is satisfied.

(d) Payment With Shares.  Subject to the overall limitation on the number of Shares that may be delivered under this Plan, the Committee may, in addition to granting Awards, use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including those of any entity acquired by the Company.

4. Plan Administration.

(a) The Committee.  This Plan shall be administered by the Compensation Committee of the Board or such other Committee as shall be appointed by the Board. The Committee shall consist solely of two or more non-employee members of the Board, with the intent that the Committee members satisfy any applicable requirements under the NASDAQ rules, the insider trading requirements of Rule 16b issued under the Exchange Act, or Section 162(m) of the Code. If the Committee does not exist, or if the Board chooses to directly exercise its powers under this Plan, then the Board may take any action under this Plan that would otherwise be the responsibility of the Committee. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), appoint new members in substitution for existing members, and fill vacancies (however caused). The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as the chairman or a majority of the Committee may determine.

At least annually, the Committee shall present a written report to the Board indicating the Eligible Participants to whom Awards have been granted since the date of the last such report, and, in each case, the Awards’ Grant Dates, the number of Shares covered by the Awards, and the Option Price or Fair Market Value of the shares awarded.

(b) Powers of the Committee.  Subject to the provisions and limitations of this Plan, the Committee shall have the authority and discretion:

(i) to determine the Eligible Participants to whom Awards are to be granted, the times of grant, and the number of Shares covered by each Award;

(ii) to determine the Option Price, subject to the provisions of Subparagraph 2(b) of Part II of this Plan;

(iii) to determine the types and other terms and conditions of each Award granted under this Plan (which need not be identical), including performance and/or vesting contingencies;

(iv) to modify or amend the terms of any Award previously granted, or to grant substitute Awards, subject to Part IV;

(v) to interpret this Plan, and all actions of the Committee in connection with the construction, interpretation and administration of the Plan and the Awards shall be final, conclusive, and binding upon all parties;

(vi) Subject to Part V, Section 2, to correct any defect, supply any omission, or reconcile any inconsistency (a) within this Plan, (b) between this Plan and any related agreement, or (c) between this Plan and any rule or regulation promulgated under this Plan, in the manner and to the extent the Committee deems appropriate to carry out this Plan;

(vii) to authorize any person or persons to execute and deliver Award Agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Awards by the Committee; and

(viii) to make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer this Plan in accordance with its terms and conditions and applicable law.

All decisions, determinations, and interpretations of the Committee shall be final and binding upon all persons, including all Grantees and any other holders or persons interested in any Award, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or an Award.

(c) Eligibility.  Awards may be granted to any Eligible Participant whom the Committee determines, in its discretion, to be a key employee or officer of the Employer. Granting of Awards pursuant to this Plan shall be entirely discretionary with the Committee, and the adoption of this Plan shall not confer upon any individual a right to receive any Award, unless and until such Awards are granted by the Committee, in its sole discretion. Neither the adoption of this Plan nor the granting of any Awards shall confer upon any individual any right with respect to continuation of employment, nor shall the same interfere in any way with his or her right (or with the right of the Company or a Related Entity) to terminate his or her employment at any time.

(d) Transferability of Awards.  Except as specifically provided the Committee in an Award Agreement or otherwise, no Award shall be transferable by a Grantee other than (i) by the Grantee’s last will and testament or (ii) by the applicable laws of descent and distribution. In particular, except as otherwise provided by the

Committee, during a Grantee’s lifetime only the Grantee, or his or her guardian or legal representative, may exercise Options possessed by the Grantee. No Shares associated with grants of Restricted Stock, Restricted Units, Performance Shares or Performance Units may be sold, exchanged, transferred, pledged or otherwise disposed of during the corresponding restriction or performance period. Notwithstanding the foregoing, if specifically provided by the Committee, a Grantee may accomplish a transfer of rights associated with an Award to a third-party.

(e) Tax Withholding.  As described in various provisions of this Plan, the payment of benefits in connection with Awards may impose on the Employer the obligation to withhold taxes. The Employer may delay payment or transfer of Shares until arrangements have been made to satisfy any tax withholding obligations. In addition, tax withholding in connection with all Awards under this Plan may be accomplished through the withholding of Shares, provided that the number of Shares withheld shall be limited to the minimum amount necessary to accomplish the tax withholding purpose.

(f) Settlement of Awards; Deferral of Income.  Except to the extent provided otherwise in the corresponding Award Agreement, the Committee has the discretionary authority to determine that any payment or settlement pursuant to an Award issued under this Plan may be paid or settled in cash or Shares of equivalent value. To the extent available under non-qualified deferred compensation arrangements maintained by the Employer, the Committee may extend to a Grantee the ability to elect to defer the receipt of cash otherwise payable pursuant to any Awards, except Options and the Stock Appreciation Rights, which deferral elections may serve to delay the recognition of taxable income by the Grantee. The ability of a Grantee to make a deferral election with respect to an Award shall be controlled by the provisions of the particular Award Agreement, which may be modified by the Committee, in its complete discretion, after the initial grant of the Award.

(g) Termination for Cause.  Except to the extent provided otherwise in the corresponding Award Agreement, to the extent a Grantee’s employment with the Company or a Related Entity is terminated for Cause, the Grantee’s outstanding and still contingent Awards shall immediately become null and void. Specifically, any outstanding unexercised Options, whether vested or unvested, shall immediately terminate. Similarly, any grants of Restricted Stock, Restricted Units, Performance Shares, Performance Units, Stock Appreciation Rights or Dividend Equivalent Rights under this Plan, which have not yet been paid to the Grantee, or remain subject to performance or other criteria that the Grantee has not yet fulfilled, shall immediately forfeit and become null and void.

5. Code Section 409A.  The Company acknowledges that Code Section 409A applies to deferred compensation, including stock options which do not satisfy an exemption from Code Section 409A. The Company intends for this Plan and the Options and the Stock Appreciation Rights issued hereunder to satisfy an exemption under Code Section 409A, and this Plan and all Award Agreements will be interpreted to that end. The Company reserves the right to amend this Plan and any Award Agreement as necessary to comply with Code Section 409A or an applicable exemption, including (but not limited to) an amendment that adjusts the Option Price associated with an Option, which may be necessary for an Option to comply with an exemption available for stock options under the regulations issued pursuant to Code Section 409A.

6. Applicable Law.  This Plan shall be governed and construed in accordance with the laws of the State of Alaska.

II.
STOCK OPTIONS

1. Eligibility.  Options may be awarded to any Eligible Participant, as determined in the complete discretion of the Committee.

2. Terms and Conditions of Options.  All Options granted pursuant to this Plan must be authorized by the Committee or its designees and shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall prescribe. The terms and conditions shall be documented in written Award Agreements in such form as the Committee shall from time to time approve. Unless waived or modified by the Committee, all Options shall be subject to the following terms and conditions:

(a) Number of Shares; Annual Limitation.  Each Award Agreement shall state the number of Shares available under the Option. Any number of Options may be granted to a single Grantee at any time and from time to time, subject to Part  I, Section 2(c). The Option Price for the Shares available pursuant to the Option shall be such price as is determined by the Committee, but in no event less than the Fair Market Value of the Common Stock as of the Grant Date, except as provided under Section 2(h).

(b) Option Price and Consideration.  Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing.

(c) Term of Option.  No Stock Option granted pursuant to this Plan shall in any event be exercisable after the expiration of ten (10) years from the Option’s Grant Date. Subject to the foregoing and other applicable provisions of this Plan, the term of each Option shall be determined by the Committee in its discretion.

(d) Manner of Exercise; Conditions.  An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Shares of Common Stock delivered pursuant to the exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish. The Committee may impose such conditions, restrictions and contingencies with respect to Shares acquired pursuant to the exercise of an Option as the Committee determines to be desirable.

(e) Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto complies with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the Alaska Securities Act or applicable securities statutes of other states, the rules and regulations promulgated under all such statutes, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

The Company will use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization in order to issue the number of shares of its Common Stock as needed to satisfy the requirements of this Plan. The Company’s inability to obtain the authority that Company’s counsel deems to be necessary for the lawful issuance of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance of such shares.

As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by any applicable law.

(f) Section 16(b) Compliance; Bifurcation of Plan.  As long as the Company registers any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act, this Plan and the Awards granted under this Plan shall comply in all respects with Rule 16b 3 under the Exchange Act (or any successor rule). If any Plan provision is later found not to be in compliance with Rule 16b 3, the provision shall be deemed null and void, or if possible construed in favor of its meeting the requirements of Rule 16b 3. Notwithstanding anything in this Plan to the contrary, the Committee, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Grantees who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning other Grantees. This provision shall not obligate the Company to undertake registration of any of the Awards or shares of Common Stock.

(g) Merger, Sale of Assets, etc.  Except as otherwise provided in the Award Agreement that evidences an Option, in the event of a proposed merger or other reorganization of the Company with and into any other corporation (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Company), or in the event of a proposed sale of substantially all of the assets of the Company, or in the event of a proposed dissolution or liquidation of the Company, the disposition of all outstanding and unexercised Options shall proceed as determined by the Committee, which determination may include (but shall not be limited to) an elimination of all unvested Options and termination of all vested Options following a reasonable period of time during which Grantees may exercise their vested Options.

(h) Substitute Stock Options.  In connection with the acquisition or proposed acquisition by the Company or any Related Entity, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business whose employees have been granted stock options, the Committee is authorized to issue, in substitution of any such unexercised stock option, a new Option under this Plan that confers upon the Grantee substantially the same benefits as the old option.

(i) Tax Compliance.  The Employer, in its sole discretion, may take any actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any option or the disposition of any Shares issued upon exercise of an Option, including, but not limited to, (i) withholding from any Grantee exercising an Option a number of Shares having a Fair Market Value equal to the amount required to be withheld by the Employer under applicable tax laws, and (ii) withholding from any form of compensation or other amount due a Grantee or holder of Shares issued upon exercise of an Option any amount required to be withheld by the Employer under applicable tax laws. Withholding or reporting shall be considered required for purposes of this subparagraph if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholding.

(j) Other Provisions.  Option agreements executed pursuant to this Plan may contain such other provisions as the Committee shall deem advisable. The possession of an Option shall not, in and of itself, convey to the Grantee any of the rights or attributes of a shareholder, but only the right (subject to certain conditions) to exercise the Option and receive Shares.

III.
OTHER STOCK AWARDS

1. Types of Awards.  In addition to Options, other Awards available under this Plan include grants of Restricted Stock, Restricted Units, Performance Shares and Performance Units. Restricted Stock Awards and Restricted Unit Awards shall have a vesting period of not less than (i) three years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Related Entity and (ii) one year from date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of the death, disability or retirement of the Participant or a change in the ownership or effective control of the Company (as defined in Code Section 280G) Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to grants of up to 10% of the number of Shares available for Awards on the effective date of the Plan. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Code Section 162(m) and the regulations thereunder in the case of a Restricted Stock Award or Restricted Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate. Each grant of Performance Shares and Performance Units shall be subject to the achievement of performance goals designated by the Committee and the corresponding Award Agreement, which performance goals require a performance period of one year or more. The performance goals that may be used by the Committee for such Awards shall consist of goals measuring the following factors: Revenue; net interest margin, net interest income, non-interest income, net income, pre- or post-tax income; earnings per share; return on equity; return on assets; share price performance; total shareholder return; improvement in or attainment of expense levels; asset growth, loan growth, deposit growth, growth in other components of the Company’s balance sheet and asset quality. Performance goals may be measured solely on a corporate, subsidiary or division basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

2. Eligibility.  Awards under this Part III may be granted to any Eligible Participant, as determined by the Committee in its complete discretion.

3. Shares Subject to Award.  The Shares subject to Awards under this Part III are as described in Section 3 of Part I of this Plan.

4. Voting Rights and Dividends.  Grantees who have been awarded grants of Restricted Stock or Performance Shares shall have the right to vote all the received Shares during the restriction or performance period. Whenever such voting rights are to be exercised, the Company shall provide the Grantee with the same notices and other materials as provided to other shareholders, and the Grantee shall be provided adequate opportunity to review the notices and materials and vote the Shares associated with the grants of Restricted Stock and Performance Shares. As provided in the applicable Award Agreements, dividends authorized by the Company and paid in connection with Shares held pursuant to grants of Restricted Stock and Performance Shares may be (a) paid directly to the Grantees, free of restrictions, (b) paid to the Grantees subject to the same restrictions as the corresponding Shares, or (c) held back by the Employer subject to the satisfaction of the applicable restrictions or performance goals.

IV.
STOCK APPRECIATION AND DIVIDEND EQUIVALENT RIGHTS

1. Stock Appreciation Rights.  In addition to other Awards available under this Plan, the Committee may grant Stock Appreciation Rights. Any grant of Stock Appreciation Rights may, but need not be, associated with Shares subject to a specific Option. If a grant of Stock Appreciation Rights is associated with Shares subject to a specific Option, then, unless otherwise provided in the applicable Award Agreement, the Stock Appreciation Rights shall terminate upon (a) the expiration, termination, forfeiture or cancellation of the Option or (b) the exercise of such Option. Similarly, if a grant of Stock Appreciation Rights is associated with Shares subject to a specific Option, then, unless otherwise provided in the applicable Award Agreement, the Option associated with the Stock Appreciation Rights shall terminate upon the exercise of the Stock Appreciation Rights. Each grant of Stock Appreciation Rights shall be evidenced by a Award Agreement that specifies the term, which in no event may exceed ten years from the date of grant. In addition, each Award Agreement representing a grant of Stock Appreciation Rights will designate the applicable Fair Market Value of a Share as of the Grant Date (provided that, substitute Stock Appreciation Rights Awards may be granted under terms and circumstances similar to those described in Part II, Section 2(h) with respect to Stock Options). The possession of a Stock Appreciation Right shall not, in and of itself, convey to the Grantee any of the rights or attributes of a shareholder, but only the right (subject to certain conditions) to receive payment in connection with appreciation (if any) of the Shares.

2. Dividend Equivalent Rights.  In addition to other Awards available under this Plan, the Committee may grant Dividend Equivalent Rights. The grant of Dividend Equivalent Rights may be made as discrete and separate Awards, or in connection with Shares associated with a grant of Restricted Stock, Restricted Units, Performance Shares, or Performance Units. A Grantee holding Dividend Equivalent Rights will be entitled to payment of an amount equivalent to the dividends that would have been paid on the associated Shares, just as if the Grantee held the Shares on which the Dividend Equivalent Rights were based (less applicable withholding taxes). As provided in the corresponding Award Agreement, the grant of Dividend Equivalent Rights may be subject to various restrictions, which the Grantee must first satisfy before receiving payment pursuant to the Dividend Equivalent Rights.

3. Eligibility.  Awards under this Part IV may be granted to any eligible Participant, as determined by the Committee in its complete discretion.

4. Shares subject to Stock Appreciation and Dividend Equivalent Rights.  The Shares subject to Awards under this Part IV are as described in Section 3 of Part I of this Plan.

5. Exercise of Stock Appreciation Rights.  Upon the exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive a cash payment for each Share covered by the portion of the Stock Appreciation Right being exercised, which payment is equal to the excess of (a) the Fair Market Value of a Share on the exercise date over (b) the Fair Market Value of a Share as of the date the Stock Appreciation Right was granted, as designated in the corresponding Award Agreement, or such greater amount as designated in the Award Agreement. All payments in connection with the exercise of Stock Appreciation Rights shall be made as soon as practicable, but in no event later than seven (7) business days after the effective date of the exercise of the Stock Appreciation Right. Each Stock Appreciation Right may be exercised on such date or dates, and during such period and with respect to a number of Shares, as determined by the Committee and as set forth in the corresponding Award Agreement. The exercise of a Stock Appreciation Right shall also be subject to such terms and conditions as specified in the corresponding Award Agreement, which conditions may include minimum exercise amounts and the ability to elect a partial exercise. Unless provided otherwise in the Award Agreement, each Stock Appreciation Right shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise. The notice shall be accompanied by the applicable Award Agreement and specify the number of Shares with respect to which the Stock Appreciation Right is being exercised and the effective date of the proposed exercise.

V.
ADOPTION, AMENDMENT AND TERMINATION PROVISIONS

1. Term of this Plan.  This Plan shall become effective on the earlier of: (i) the date of adoption of this Plan by the Board or (ii) the date of shareholder approval of the Plan as hereinafter set forth in this Part V. This Plan shall expire ten (10) years after its effective date, provided that any outstanding Awards at that time will continue for the duration of the Award, in accordance with the terms of this Plan and the applicable Award Agreement.

2. Amendment, Early Termination of the Plan, and Modification of Awards.

(a) Amendment or Early Termination.  The Board may terminate this Plan at any time. The Board may amend this Plan at any time and from time to time in such respects as the Board may deem advisable, except that, without proper approval of shareholders of the Company, no such revision or amendment shall:

(i) increase the number of shares of Common Stock subject to the Plan other than in connection with an adjustment under Section 3(b) of Part I,

(ii) increase the parameters of Eligible Participants, or

(iii) make any amendment to this Plan that would require shareholder approval under any applicable law or regulation.

(b) Modification and Amendment of Awards. Subject to the requirements of Internal Revenue Code and to the terms and conditions and within the limitations of this Plan, the Committee may modify or amend outstanding Options granted under this Plan. The modification or amendment of an outstanding Option shall not, without the consent of the Grantee, impair or diminish any of his or her rights or any of the obligations of the Company under such Option. Except as otherwise provided in this Plan, no outstanding Option shall be terminated without the consent of the Grantee. In addition, neither the Board nor the Committee may, without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award.

5. Shareholder Approval.  Continuance of the Plan shall be subject to proper approval of this Plan by the shareholders of the Company at a duly convened meeting of the shareholders of the Company, which approval must occur within twelve (12) months before or after the date of adoption of the Plan by the Board.

CERTIFICATE OF ADOPTION

I certify that the foregoing Plan was adopted by the Board of Directors of Northrim BanCorp, Inc. on February 18, 2010 and by the Shareholders of Northrim BanCorp, Inc. on May   , 2010.

Mary A. Finkle
Corporate Secretary

ATTACHMENT 1

AUDIT COMMITTEE CHARTER
NORTHRIM BANCORP, INC. AND SUBSIDIARIES

Audit Committee Charter

This Audit Committee Charter has been adopted by the Northrim BanCorp, Inc. (the “Company”) Board of Directors on recommendation by the Audit Committee of the Board (the “Committee”). The Committee shall review and reassess this Charter annually.

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company and its subsidiaries.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•	Provide a free and open avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall, in the opinion of the Board, be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Each Committee member shall also meet the requirements of applicable rules and regulations including the rules of The Nasdaq Stock Market, Inc. or any other exchange on which the Company’s securities are traded and the rules and regulations of the Securities and Exchange Commission. The members of the Audit Committee shall also meet all financial knowledge and experience qualifications required under rules promulgated by The Nasdaq Stock Market, Inc., or any other exchange on which the Company’s securities are traded, the Securities and Exchange Commission or other governing body, as may be in effect from time to time.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership. The Committee shall maintain minutes of its meetings and periodically report to the Board of Directors on its activities.

The Committee shall meet at least four times annually, or more frequently as the Committee considers necessary. At least once each year, the Committee or Chair shall have a private meeting with the independent auditors and may, in their discretion, meet privately with the internal auditors. The independent auditors and management may be invited by the Committee to participate in specific portions of Committee meetings to provide information and expertise and to facilitate discussion when appropriate.

Audit Committee Responsibilities and Duties

The general activities of the Committee in carrying out its oversight role are described below. The Committee may consider undertaking additional duties to fulfill its oversight function. The Committee shall:

Appoint, determine funding and other retention terms for, and oversee , the independent auditors to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders.

Evaluate, together with the Board, management, and the internal auditors, the performance of the independent auditors and, where appropriate, replace such auditors.

Oversee the relationship with the independent auditors, receive and review audit reports, provide the auditors full access to the Committee, and the Board as appropriate, and review and approve audit fees.

Obtain annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1 (Independence Discussions with Audit Committees). The Committee shall actively discuss with the independent auditors any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors’ independence.

Oversee internal audit activities, including discussing with management and the internal auditors the internal audit function within the organization and its independence, objectivity, responsibilities, plans, results, budget and staffing.

Review the appointment, performance, and replacement of the internal auditor.

Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

Review the audited financial statements of the Company and discuss them with management and the independent auditors. These discussions shall include any matters raised by the independent auditors, including any matters required to be discussed under Statement on Auditing Standards No. 61 (Communications with Audit Committees) and such other matters as the Committee or the independent auditors shall deem appropriate. Based on such review and the Committee’s evaluation of the independence of the auditors, the Committee shall make its recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

Issue annually a report of the Audit Committee to be included in the Company’s proxy statement, as required by applicable rules and regulations.

Discuss with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company’s internal controls.

On at least an annual basis, review with management or Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Review the annual management letter and management responses with the independent auditors, internal auditors and management.

Review alleged fraudulent actions or violations of law reported by internal compliance staff or by the independent auditors.

The Committee’s job is one of oversight. Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management, the internal audit staff and the independent auditors have more resources, time, detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

Northrim BanCorp, Inc.

3111 C STREET
ANCHORAGE, AK 99503

VOTE BY INTERNET-www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northrim BanCorp, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

NORTHRIM BANCORP, INC.

ELECTION OF DIRECTORS. To elect ten (10) directors for a term of one year or until their successors have been elected and qualified.

	For All	Withhold All	For All Except
1. 01) R. Marc Langland, 02) Larry S. Cash, 03) Mark G. Copeland, 04) Ronald A. Davis, 05) Anthony Drabek, 06) Christopher N. Knudson, 07) Richard L. Lowell, 08) Irene Sparks Rowan, 09) John C. Swalling, 10) David G. Wight	•	•	•

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

____

	For	Against	Abstain
2. **APPROVAL OF STOCK INCENTIVE PLAN.** To approve the Northrim BanCorp, Inc. 2010 Stock Incentive Plan	•	•	•
3. **TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM** To ratify the selection of Moss Adams LLP as the independent registered public accounting firm for Northrim BanCorp, Inc. for fiscal year 2010	•	•	•

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, "FOR" THE APPROVAL OF THE 2010 STOCK INCENTIVE PLAN AND "FOR" THE RATIFICATION OF MOSS ADAMS LLP AS NORTHRIM BANCORP, INC.'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Note: Signature(s) should agree with name(s) on Northrim stock certificate(s). Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. All joint owners must sign.

NORTHRIM BANCORP, INC.

PROXY FOR ANNUAL SHAREHOLDERS' MEETING
May 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NORTHRIM BANCORP, INC.

PLEASE SIGN AND RETURN IMMEDIATELY

The undersigned shareholder of NORTHRIM BANCORP, INC. (the "Company") hereby nominates, constitutes and appoints R. Marc Langland and Christopher N. Knudson, and each of them (with full power to act alone), the true and lawful attorneys and proxies, each with full power of substitution, for me and in my name, place and stead, to act and vote all the common stock of the Company standing in my name and on its books on March 22, 2010, at the Annual Shareholders' Meeting to be held at the Hilton Anchorage Hotel, Anchorage, Alaska, on May 20, 2010, at 9A.M., and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present, as outlined on the reverse side of this card.

Management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management.

The undersigned hereby acknowledges receipt of notice for the Annual Shareholders' Meeting on May 20, 2010, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorneys and proxies.